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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Territorial Bancorp Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Territorial Bancorp Inc.

NOTICE OF 2019 ANNUAL MEETING AND PROXY STATEMENT

April 16, 2019

Dear Fellow Stockholder:

You are cordially invited to attend the 2019 annual meeting of stockholders of Territorial Bancorp Inc. The meeting will be held at 1132 Bishop Street, Suite 611, Honolulu, Hawaii, on May 16, 2019, at 8:30 a.m., local time.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. Officers of the Company will be present to respond to appropriate questions of stockholders.

As explained in the Proxy Statement, the Board of Directors recommends that you vote for:

  ▶
  Proposal 1: The Election of Directors;

  ▶
  Proposal 2: The Ratification of the Appointment of Moss Adams LLP as our Independent Registered Public Accounting Firm;

  ▶
  Proposal 3: The Advisory Approval of our Executive Compensation; and

  ▶
  Proposal 4: The Approval of the Territorial Bancorp Inc. 2019 Equity Incentive Plan.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card promptly. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,
Allan S. Kitagawa Chairman of the Board, President and Chief Executive Officer

    2019 Proxy Statement

1132 Bishop Street, Suite 2200
Honolulu, Hawaii 96813
(808) 946-1400

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	8:30 a.m. on May 16, 2019
PLACE	1132 Bishop Street, Suite 611 Honolulu, Hawaii
ITEMS OF BUSINESS	(1)	To elect three directors to serve for a term of three years.
	(2)	To ratify the selection of Moss Adams LLP as our independent registered public accounting firm for the year ending December 31, 2019.
	(3)	To consider a nonbinding proposal to approve our executive compensation as described in the proxy statement.
	(4)	To approve the Territorial Bancorp Inc. 2019 Equity Incentive Plan.
	(5)	To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.
RECORD DATE	To vote, you must have been a stockholder at the close of business on March 29, 2019.
PROXY VOTING
It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you. Voting instructions are printed on your proxy or voting instruction card and included in the accompanying proxy statement. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

Vernon Hirata Corporate Secretary April 16, 2019

    2019 Proxy Statement

Please Vote

It is very important that you vote to play a part in the future of your Company.

Proposals That Require Your Vote

Proposal		More Information	Board Recommendation
1	To elect two directors to serve for a term of three years	Page 9	FOR all nominees

2	To ratify the selection of Moss Adams LLP as our independent registered public accounting firm for the year ending December 31, 2018	Page 14	FOR

3	To consider a nonbinding proposal to approve our executive compensation as described in the proxy statement	Page 15	FOR

4	To approve the Territorial Bancorp Inc. 2019 Equity Incentive Plan	Page 16	FOR

By Internet Using a Computer	By Telephone	By Mail

Vote 24/7 www.proxyvote.com	Dial toll-free 24/7 1-800-690-6903	Cast your ballot, sign your proxy card and send by pre-paid mail

Please Visit Our Annual Meeting Website: annualmeeting.territorialsavings.net
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  Review and download easy to read versions of our Proxy Statement and Annual Report.

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Territorial Bancorp Inc.

Proxy Statement

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Territorial Bancorp Inc. (the "Company") to be used at the annual meeting of stockholders of the Company. The Company is the holding company for Territorial Savings Bank (the "Bank"). The annual meeting will be held at 1132 Bishop Street, Suite 611, Honolulu, Hawaii, on Thursday, May 16, 2019, at 8:30 a.m., local time. This proxy statement and the enclosed proxy card are being mailed to stockholders of record on or about April 16, 2019.

Voting and Proxy Procedure

Who Can Vote at the Meeting

You are entitled to vote your Company common stock if the records of the Company show that you held your shares as of the close of business on March 29, 2019. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by your broker or other nominee. As the beneficial owner, you have the right to direct your broker how to vote.

As of the close of business on March 29, 2019, there were 9,616,195 shares of Company common stock outstanding for voting purposes. Each share of common stock has one vote. The Company's Articles of Incorporation provide that, subject to certain exceptions, a record owner of the Company's common stock for a person who beneficially owns, either directly or indirectly, in excess of 10% of the Company's outstanding shares, is not entitled to any vote in respect of the shares held in excess of the 10% limit.

Attending the Meeting

If you were a stockholder as of the close of business on March 29, 2019, you may attend the meeting. However, if your shares of Company common stock are held by a broker, bank, or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank, or other nominee who holds your shares.

Vote Required

A majority of the outstanding shares of common stock entitled to vote is required to be represented at the meeting to constitute a quorum for the transaction of business. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank, or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank, or other nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

    2019 Proxy Statement    1

In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors are elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. In addition, the Company has adopted a majority voting policy with respect to the election of directors. For more information, see "Majority Voting Policy."

In voting to ratify the appointment of Moss Adams LLP as our independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal, or abstain from voting. To be approved, this matter requires the affirmative vote of a majority of the votes cast at the annual meeting. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on this proposal.

In voting on the nonbinding proposal to approve our executive compensation, you may vote in favor of the proposal, vote against the proposal, or abstain from voting. To approve the proposal, the affirmative vote of a majority of the votes cast at the annual meeting is required. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on this proposal. While this vote is required by law, it will neither be binding on us or the Board of Directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, us or the Board of Directors.

In voting to approve the Territorial Bancorp Inc. 2019 Equity Incentive Plan, you may vote in favor of the proposal, vote against the proposal, or abstain from voting. To be approved, this matter requires the affirmative vote of a majority of the votes cast at the annual meeting. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on this proposal.

Voting by Proxy

The Company's Board of Directors is sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date, and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends that you:

  ▶
  vote for each of the nominees for director;

  ▶
  vote for ratification of the appointment of Moss Adams LLP as the Company's independent registered public accounting firm;

  ▶
  vote for the approval of our executive compensation as described in this proxy statement; and

  ▶
  vote for approval of the Territorial Bancorp Inc. 2019 Equity Incentive Plan.

If any matters not described in this proxy statement are properly presented at the annual meeting and you have returned a validly executed proxy card, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting to solicit additional proxies. The Company does not currently know of any other matters to be presented at the meeting.

You may revoke your proxy at any time before the vote is taken at the annual meeting. To revoke your proxy, you must advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person by ballot. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

2    2019 Proxy Statement

If your Company common stock is held in street name, you will receive instructions from your broker or other nominee that you must follow to have your shares voted. Your broker or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please review the proxy card or instruction form provided by your broker or other nominee that accompanies this proxy statement.

Participants in the ESOP and 401(k) Plan

If you participate in the Territorial Savings Bank Employee Stock Ownership Plan (the "ESOP") or if you hold Territorial Bancorp Inc. common stock through the Territorial Savings Bank 401(k) Plan (the "401(k) Plan"), you will receive vote authorization forms for the plans that reflect all shares you may direct the trustees to vote on your behalf under the plans. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary responsibilities, will vote all unallocated shares of Territorial Bancorp Inc. common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(k) Plan, a participant is entitled to provide voting instructions for all shares credited to his or her 401(k) Plan account and held in the Territorial Bancorp Inc. Stock Fund. Shares for which no voting instructions are given or for which instructions were not timely received will be voted in the same proportion as shares for which voting instructions were received. The deadline for returning your ESOP and 401(k) Plan voting instructions is May 9, 2019.

If you have any questions about voting, please contact Senior Vice President and Director of Investor Relations, Walter Ida, at (808) 946-1400.

    2019 Proxy Statement    3

Corporate Governance

General

The Company periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency, and maintains full compliance with the laws, rules and regulations that govern the Company's operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts what it believes to be best corporate governance policies and practices for the Company.

Code of Ethics and Business Conduct

We have adopted a Code of Ethics and Business Conduct that is designed to promote the highest standards of ethical conduct by our directors, executive officers, and employees. The Code of Ethics and Business Conduct requires that our directors, executive officers, and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner, and otherwise act with integrity and in our best interest. Under the terms of the Code of Ethics and Business Conduct, directors, executive officers, and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics and Business Conduct. A copy of the Code of Ethics and Business Conduct can be found in the "TSB — Investor Relations — Corporate Governance" section of our website, www.territorialsavings.net. Amendments to and waivers from our Code of Ethics and Business Conduct will be disclosed in the "TSB — Investor Relations — Corporate Governance" section of our website.

As a mechanism to encourage compliance with the Code of Ethics and Business Conduct, we have established procedures to receive, retain, and treat complaints regarding accounting, internal accounting controls, and auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The Code of Ethics and Business Conduct also prohibits us from retaliating against any director, executive officer, or employee who reports actual or apparent violations of the Code of Ethics and Business Conduct.

In addition, we have adopted a Code of Ethics for Senior Officers that is applicable to our senior financial officers, including our principal executive officer, principal financial officer, principal accounting officer, and all officers performing similar functions. A copy of the Code of Ethics for Senior Officers can be found in the "TSB — Investor Relations — Corporate Governance" section of our website, www.territorialsavings.net. Amendments to and waivers from our Code of Ethics for Senior Officers will be disclosed in the "TSB — Investor Relations — Corporate Governance" section of our website.

Meetings of the Board of Directors

The Company conducts business through meetings of its Board of Directors and through activities of its committees. During 2018, the Board of Directors held 13 meetings (not including committee meetings), and our independent directors met 12 times in executive session without management present. No director attended fewer than 75% of the total meetings of the Board of Directors and the committees on which such director served (held during the period for which the director has served as a director or committee member, as appropriate).

4    2019 Proxy Statement

Committees of the Board of Directors

The following table identifies our Audit, Compensation, and Nominating and Corporate Governance committees and their members. All members of each committee are independent in accordance with the listing standards of the NASDAQ Stock Market, Inc. Each of these committees operates under a written charter that is available in the "TSB — Investor Relations — Corporate Governance" section of the Company's website, www.territorialsavings.net.

	Nominating and Corporate Governance	Compensation	Audit

	Francis E. Tanaka*	Kirk W. Caldwell*	Howard Y. Ikeda*
	Kirk W. Caldwell	Howard Y. Ikeda	Francis E. Tanaka
	Richard I. Murakami	Richard I. Murakami	Richard I. Murakami
		Jennifer Isobe	David S. Murakami
Jennifer Isobe
Number of Meetings in 2018:	3	4	9

*
Denotes Chairperson.

Audit Committee.    Pursuant to Territorial Bancorp Inc.'s Audit Committee Charter, the Audit Committee assists the Board of Directors in its oversight of the Company's accounting and reporting practices, the quality and integrity of the Company's financial reports and the Company's compliance with applicable laws and regulations. The Audit Committee is also responsible for engaging the Company's independent registered public accounting firm and monitoring its conduct and independence. In addition to meeting the independence requirements of the NASDAQ Stock Market, Inc., each member of the Audit Committee meets the audit committee independence requirements of the Securities and Exchange Commission. The Board of Directors has designated Howard Y. Ikeda and Jennifer Isobe as audit committee financial experts under the rules of the Securities and Exchange Commission. The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See "Audit Committee Report."

Compensation Committee.    Pursuant to Territorial Bancorp Inc.'s Compensation Committee Charter, the Compensation Committee approves the compensation objectives for the Company and Territorial Savings Bank and establishes the compensation for the Chief Executive Officer and other executives. Our Chairman of the Board, President and Chief Executive Officer, Allan Kitagawa, provides recommendations to the Compensation Committee on matters of compensation philosophy, plan design, and the general guidelines for employee compensation. However, Mr. Kitagawa does not vote on and is not present for any discussion of his own compensation. These recommendations are then considered by the Compensation Committee. The Compensation Committee reviews all compensation components for the Company's Chief Executive Officer and other highly compensated executive officers' compensation including base salary, annual incentives, long-term incentives, and perquisites. In addition to reviewing competitive market values, the committee also examines the total compensation mix, pay-for-performance relationship, and how all elements, in the aggregate, comprise the executive's total compensation package. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors. See "Compensation Discussion and Analysis" for more information regarding the role of the Compensation Committee in determining and/or recommending the amount or form of executive compensation. The report of the Compensation Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See "Compensation Committee Report."

Nominating and Corporate Governance Committee.    Pursuant to Territorial Bancorp Inc.'s Nominating and Corporate Governance Committee charter, the Nominating and Corporate Governance Committee assists

    2019 Proxy Statement    5

the Board of Directors in identifying qualified individuals to serve as Board members, in determining the composition of the Board of Directors and its committees, in monitoring a process to assess Board effectiveness, and in developing and implementing the Company's corporate governance guidelines. The Nominating and Corporate Governance Committee also considers and recommends the nominees for director to stand for election at the Company's annual meeting of stockholders. The procedures of the Nominating and Corporate Governance Committee required to be disclosed by the rules of the Securities and Exchange Commission are included in this proxy statement. See "Nominating and Corporate Governance Committee Procedures." In furtherance of Board diversity, Jennifer Isobe was appointed to the Board in 2018, and has been renominated by the Nominating and Corporate Governance Committee for consideration at the Annual Meeting.

Attendance at the Annual Meeting

The Board of Directors encourages each director to attend annual meetings of stockholders. All of our directors attended the 2018 Annual Meeting of Stockholders.

Board Leadership Structure

The Board of Directors currently combines the position of Chairman of the Board with the position of Chief Executive Officer, coupled with a lead independent director to strengthen the Company's governance structure. The Board of Directors believes this provides an efficient and effective leadership model for the Company. Combining the Chairman of the Board and Chief Executive Officer positions fosters clear accountability, effective decision-making, alignment on corporate strategy, and a clear and direct channel of communication from senior management to the full Board of Directors. To further strengthen the leadership of the Board of Directors, the Board selects a lead independent director on an annual basis, currently Director Richard Murakami. The responsibilities of the lead independent director include leading all Board meetings of "nonmanagement" directors. The Board of Directors believes its administration of its risk oversight function is not adversely affected by the Board of Directors' leadership structure. To assure effective independent oversight, the Board has adopted a number of governance practices, including holding executive sessions of the independent directors at least twice a year or more often as needed. In addition, the Compensation Committee, which consists only of independent directors, evaluates the performance of our Chairman of the Board and Chief Executive Officer and presents its findings to our independent directors.

Risk Oversight

The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of the Company's risks. The Board of Directors satisfies this responsibility through the review of minutes from each committee regarding such committee's considerations and actions, through frequent attendance as nonvoting guests at committee meetings and through regular reports directly from officers responsible for oversight of particular risks within our organization. The Board of Directors regularly reviews information regarding the Company's credit, liquidity, and operations, as well as the risks associated with such areas. The Company's Compensation Committee is responsible for overseeing the management of risks relating to the Company's executive compensation plans and arrangements. The Audit Committee oversees management of financial risks. The Nominating and Corporate Governance Committee manages risks associated with the Company's corporate governance, including the independence of the Board of Directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed about such risks. The Board of Directors annually reviews our conflicts of interest policy to ensure all directors are in compliance with the policy.

6    2019 Proxy Statement

Risks relating to the direct operations of Territorial Savings Bank are further overseen by its Board of Directors, who are the same individuals who serve on the Board of Directors of Territorial Bancorp Inc. The Board of Directors of Territorial Savings Bank also has additional committees that conduct additional risk oversight. Further, the Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations, and risks acceptable to the organization, such as the requirement that all loan relationships in excess of $5.0 million must be submitted to the Board of Directors Loan Committee for approval, subject to ratification by the full Board of Directors, or to the full Board of Directors for approval.

    2019 Proxy Statement    7

Stock Ownership

The following table provides information as of March 29, 2019, with respect to persons known by the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power. Percentages are based on 9,616,195 shares of Company common stock issued and outstanding as of March 29, 2019.

Name and Address	Number of Shares Owned	Percent of Common Stock Outstanding

Territorial Savings Bank Employee Stock	935,370	9.7%
Ownership Plan 1132 Bishop St., Suite 2200 Honolulu, Hawaii 96813

Renaissance Technologies LLC(1)	627,400	6.5%
Renaissance Technologies Holdings Corporation 800 Third Avenue New York, New York 10022

Dimensional Fund Advisors LP(2)	556,078	5.8%
Building One 6300 Bee Cave Road Austin, Texas, 78746

The Vanguard Group(3)	497,036	5.2%
100 Vanguard Blvd. Malvern, Pennsylvania 19355

(1)
As disclosed in Schedule 13G/A filed with the Securities and Exchange Commission on February 13, 2019.

(2)
As disclosed in Schedule 13G filed with the Securities and Exchange Commission on February 8, 2019.

(3)
As disclosed in Schedule 13G filed with the Securities and Exchange Commission on February 12, 2019.

8    2019 Proxy Statement

Proposal 1 — Election of Directors

The Board of Directors of Territorial Bancorp Inc. is presently composed of seven members. The Board is divided into three classes, each with three-year staggered terms, with approximately one-third of the directors elected each year. The nominees for election this year are Kirk W. Caldwell, Jennifer Isobe and Francis E. Tanaka, all of whom are current directors of the Company and the Bank.

The Board of Directors has determined that each of our directors, with the exception of Chairman of the Board, President and Chief Executive Officer Allan S. Kitagawa, is "independent" as defined in the listing standards of the NASDAQ Stock Market. Mr. Kitagawa is not independent because he is one of our executive officers.

In determining the independence of the directors listed above, the Board of Directors reviewed the following transactions, none of which is required to be reported under "Transactions with Certain Related Persons" below. Director Kirk W. Caldwell has a mortgage loan and overdraft protection with Territorial Savings Bank. Director David S. Murakami has a mortgage loan, a home equity line of credit and overdraft protection with Territorial Savings Bank. Director Richard I. Murakami has overdraft protection with Territorial Savings Bank. Director Francis E. Tanaka has a mortgage loan with Territorial Savings Bank.

It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named below. If any nominee is unable to serve, and you have returned a validly executed proxy card, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

The table below sets forth certain information regarding our directors, nominees proposed by the Board of Directors, and executive officers. Shares beneficially owned include shares of common stock over which a person has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, none of the shares listed are pledged as security, and each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown. Percentages of common stock owned are based on 9,616,195 shares of Company common stock issued and outstanding as of March 29, 2019.

    2019 Proxy Statement    9

Name	Position(s) Held With Territorial Bancorp Inc.	Age(1)	Director Since(2)	Current Term Expires	Shares Beneficially Owned as of March 29, 2019		Percent of Common Stock

NOMINEES
Kirk W. Caldwell	Director	66	2007	2019	75,502	(3)	*
Jennifer Isobe	Director	60	2018	2019	—		*
Francis E. Tanaka	Director	73	2011	2019	4,839	(4)	*

CONTINUING DIRECTORS
Howard Y. Ikeda	Director	73	1988	2020	51,575	(5)	*
David S. Murakami(6)	Director	79	2006	2020	36,075	(7)	*
Allan S. Kitagawa	Chairman of the Board, President and Chief Executive Officer	73	1986	2018	247,914	(8)	2.6%
Richard I. Murakami(6)	Director	91	1981	2018	46,861	(9)	*

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Vernon Hirata	Vice Chairman, Co-Chief Operating Officer, General Counsel and Corporate Secretary	66			211,621	(10)	2.2%
Ralph Y. Nakatsuka	Vice Chairman and Co-Chief Operating Officer	63			209,543	(11)	2.2%
Karen J. Cox	Senior Vice President-Administration	73			44,533	(12)	*
Richard K.C. Lau	Senior Vice President and Chief Lending Officer	76			63,488	(13)	*
Melvin M. Miyamoto	Senior Vice President, Treasurer and Chief Financial Officer	65			49,745	(14)	*
All Directors and Executive Officers as a Group (12 persons)					1,041,696		10.8%

*
Less than 1%.

(1)
As of December 31, 2018.

(2)
Includes service with Territorial Savings Bank.

(3)
Includes 41,275 exercisable stock options.

(4)
Includes 3,085 exercisable stock options.

(5)
Includes 3,200 shares held by an individual retirement account, 10,022 shares owned by Mr. Ikeda's spouse, and 11,275 exercisable stock options.

(6)
David S. Murakami and Richard I. Murakami are not related.

(7)
Includes 900 shares held jointly by David S. Murakami's spouse and his children and 11,275 exercisable stock options.

(8)
Includes 29,572 shares held through the Territorial Savings Bank 401(k) Plan, 10,682 shares held through the Territorial Savings Bank Employee Stock Ownership Plan, 10,000 shares owned by Mr. Kitagawa's spouse, 20,000 exercisable stock options and 1,657 restricted stock units.

(9)
Includes 10,000 shares held in trust.

(10)
Includes 40,421 shares held through the Territorial Savings Bank 401(k) Plan, 10,682 shares held through the Territorial Savings Bank Employee Stock Ownership Plan, 15,600 shares held in trust, 410 shares owned by Mr. Hirata's spouse, 72,410 exercisable stock options and 626 restricted stock units.

(11)
Includes 10,682 shares held through the Territorial Savings Bank Employee Stock Ownership Plan, 51,870 exercisable stock options and 626 restricted stock units.

10    2019 Proxy Statement

(12)
Includes 10,205 shares held through the Territorial Savings Bank 401(k) Plan, 9,592 shares held through the Territorial Savings Bank Employee Stock Ownership Plan, 500 shares held as trustee for two grandchildren, and 9,762 exercisable stock options.

(13)
Includes 12,247 shares held through the Territorial Savings Bank 401(k) Plan, 10,091 shares held through the Territorial Savings Bank Employee Stock Ownership Plan, 1,500 shares held by a corporation and 157 restricted stock units.

(14)
Includes 15,911 shares held through the Territorial Savings Bank 401(k) Plan, 9,212 shares held through the Territorial Savings Bank Employee Stock Ownership Plan, 12,016 exercisable stock options and 135 restricted stock units.

The Board of Directors recommends a vote "FOR" the election of all nominees.

The business experience for at least the past five years of each of our directors and nominees proposed by the Board of Directors is set forth below. The biographies of each of the nominees and continuing board members below contain information regarding the person's business experience and the experiences, qualifications, attributes, or skills that caused the Nominating Committee and the Board of Directors to determine that the person should serve as a director. Each director is also a director of Territorial Savings Bank. Unless otherwise indicated, directors and executive officers have held their positions for the past five years.

All of the nominees and directors continuing in office are long-time residents of the communities served by Territorial Bancorp Inc. and its subsidiaries and many of such individuals have operated, or currently operate, businesses located in such communities. As a result, each nominee and director continuing in office has significant knowledge of the businesses that operate in Territorial Bancorp Inc.'s market area, an understanding of the general real estate market, values and trends in such communities, and an understanding of the overall demographics of such communities. Additionally, as residents of such communities, each nominee and continuing director has direct knowledge of the trends and developments occurring in such communities. As the holding company for a community banking institution, Territorial Bancorp Inc. believes that the local knowledge and experience of its directors assists Territorial Bancorp Inc. in assessing the credit and banking needs of its customers, developing products and services to better serve its customers, and assessing the risks inherent in its lending operations, and provides Territorial Bancorp Inc. with greater business development opportunities. As local residents, our nominees and directors are also exposed to the advertising, product offerings, and community development efforts of competing institutions which, in turn, assists Territorial Bancorp Inc. in structuring its marketing efforts and community outreach programs.

Nominees for Election of Directors

The nominees standing for election are:

Kirk W. Caldwell was re-elected Mayor of the City and County of Honolulu in 2016. He was first elected Mayor in 2012. He previously held this position as acting Mayor from July 2010 to October 2010. Mr. Caldwell served as Managing Director of the City and County of Honolulu, Hawaii, from January 2009 until July 2010. Mr. Caldwell was Of Counsel to the law firm of Ashford & Wriston from 2011 until December 31, 2012, where he had worked from 1984 until 2009, including as partner. Much of his practice consisted of representing financial institutions, including Territorial Savings Bank. Prior to his appointment as Managing Director of the City and County of Honolulu, Mr. Caldwell also served as the majority leader of the State of Hawaii House of Representatives, and had served as a state representative since 2002. Mr. Caldwell provides the Board of Directors with a significant understanding of the communities in which we operate. Moreover, his experience as an attorney that represented financial institutions continues to provide value to the Board since the Bank is regulated by both the state and federal banking regulators.

Francis E. Tanaka retired in 2001 as the Executive Vice President — Controller of Haseko (Hawaii), Inc., the U.S. subsidiary of a large Japanese publicly-traded company that is in the engineering, construction, real estate development, investment, and property management business throughout the world. For 18 years, Mr. Tanaka was in charge of the financial management of the Hawaii subsidiary, which still conducts

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residential, office, and commercial development in Hawaii. Prior to that, he was controller of a Hawaii construction company. He is a Certified Public Accountant and was employed by national and local certified public accounting firms early in his career. He continues to perform limited tax services and business consulting in his retirement. Mr. Tanaka's financial and accounting background, including supervision and preparation of financial statements for a Securities and Exchange Commission-registered real estate venture of the Hawaii subsidiary, adds depth to the Audit Committee. He also provides the Board of Directors with knowledge of real estate development in Hawaii and of Japanese companies doing business in Hawaii.

Jennifer Isobe is a principal with the Hawaii accounting firm, KKDLY LLC, which is one of the largest Hawaii accounting firms. Prior to joining KKDLY LLC in August 2014, she was a senior audit manager at KPMG LLP. During the course of her career, she has had many clients that have been registered with or were subsidiaries of companies registered with the Securities and Exchange Commission. She has also been part of the audit team for several large Hawaii nonprofit entities, including the largest multi-billion dollar trust in Hawaii and the one of the largest non-profit hospitals in Hawaii. She has served on the board of a number of large non-profit organizations and is very active in the business community in Hawaii. She is a Certified Public Accountant in Hawaii. Her presence adds depth to the financial expertise on the Board and, as an active practitioner, keeps the Board's knowledge current on accounting developments. In addition, her experience qualifies her to be a member of the Audit Committee as a "financial expert" for purposes of the rules and regulations of the Securities and Exchange Commission

Directors Continuing in Office

The following directors have terms ending in 2020:

Howard Y. Ikeda is the President of Ikeda and Wong, CPA, Inc., an independent public accounting firm in the State of Hawaii. Mr. Ikeda is a Certified Public Accountant licensed to practice in the State of Hawaii. He began his career with what is now KPMG LLP. In 1973, he founded Ikeda and Wong, which is now one of the largest independent accounting firms in Hawaii. Mr. Ikeda's professional and business experience provide the Board of Directors with valuable insight into the accounting issues Territorial Bancorp Inc. faces and in assessing strategic transactions involving Territorial Bancorp Inc. and Territorial Savings Bank. His employment experience and experience as a Certified Public Accountant qualifies him to be a member of the Audit Committee as a "financial expert" for purposes of the rules and regulations of the Securities and Exchange Commission.

David S. Murakami was a Certified Residential Appraiser in the State of Hawaii, and was the owner of DSM Appraisal Company from 1982 until 2011, when he retired. His firm focused on appraising residential real property. Mr. Murakami previously worked as a Senior Vice President-Loan Administrator with financial institutions in the State of Hawaii beginning in 1962. Mr. Murakami's business experience, both with financial institutions and as a Certified Residential Appraiser, gives him extensive insights into Territorial Savings Bank's challenges and opportunities in its overall operations and lending activities. He is also well-known in the local community as he was a long-time assistant coach for the highly visible University of Hawaii-Manoa baseball program.

The following directors have terms ending in 2021:

Allan S. Kitagawa has served as Chairman of the Board and Chief Executive Officer of Territorial Savings Bank since 1986, and was named President in 2007. Mr. Kitagawa worked for American Savings and Loan Association from 1974 to 1986, including service as Executive Vice President and Chief Executive Officer of the Hawaii Division. Mr. Kitagawa was a Certified Public Accountant who began his career with what is now KPMG LLP. Under Mr. Kitagawa's leadership, Territorial Savings Bank has grown significantly while the Bank's conservative lending practices have resulted in continued low levels of nonperforming assets.

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Richard I. Murakami is the retired President of a major building, material and bonding company in Hawaii and previously was employed for 20 years as a Vice President of a Hawaii-based commercial bank. Mr. Murakami is the lead outside director and chairs every executive session of the Board. He also continues to look after the long-term well-being of our employees by serving as the Chairman of Territorial Savings Bank's Retirement Committee. Mr. Murakami is a well-known and respected member of the Japanese-American community. He also provides insight into the traditional savings and loan depositor as these customers constitute a significant part of the customer base of Territorial Savings Bank.

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Proposal 2 — Ratification of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed Moss Adams LLP to be the Company's independent registered public accounting firm for the year ending December 31, 2019, subject to ratification by stockholders. A representative of Moss Adams LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of Moss Adams LLP is not approved by a majority of the votes cast by stockholders at the annual meeting, other independent registered public accounting firms may be considered by the Audit Committee of the Board of Directors.

Even if the selection of Moss Adams LLP is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change is in the best interest of the Company and its stockholders.

The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Moss Adams LLP as the Company's independent registered public accounting firm.

Audit Fees

The following table sets forth the fees to Moss Adams LLP for the years ended December 31, 2018 and 2017.

	2018	2017

Audit fees	$520,000	$500,000

Audit-related fees(1)	$65,062	$72,000

Tax fees(2)	$27,000	$26,500

All other fees	$—	$—

(1)
Audit-related fees pertain to the audit of the financial statements of certain employee benefit plans.

(2)
Tax fees consist of tax return preparation and other tax matters.

Pre-Approval of Services by the Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter and written policy, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm, or such services can be performed in accordance with the Audit Committee's written pre-approval policy. Such approval process ensures that the external auditor does not provide any non-audit services to us that are prohibited by law or regulation.

During each of the years ended December 31, 2018 and 2017, 100% of the fees paid to Moss Adams LLP were either approved, in advance, by the Audit Committee, or pre-approved under the Audit Committee's written pre-approval policy.

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Proposal 3 — Advisory (Nonbinding) Vote on Executive Compensation

Based upon a board determination that considered the advice of stockholders at our 2017 Annual Meeting of Stockholders, stockholders are annually being given the opportunity to vote on an advisory (nonbinding) resolution to approve the compensation of our "Named Executive Officers," as described in this proxy statement under "Compensation Discussion and Analysis" and the compensation tables and narrative disclosure. This proposal, commonly known as a "say-on-pay" proposal, gives stockholders the opportunity to endorse or not endorse the Company's executive pay program.

The purpose of our compensation policies and procedures is to attract and retain experienced, highly qualified executives critical to the Company's long-term success and enhancement of stockholder value. The Board of Directors believes the Company's compensation policies and procedures achieve this objective, and therefore recommend stockholders vote "FOR" the proposal. Specifically, stockholders are being asked to approve the following resolution:

"RESOLVED, that the compensation paid to the Company's Named Executive Officers, as disclosed in this proxy statement pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED."

Although nonbinding, the Board of Directors and the Compensation Committee value constructive dialogue on executive compensation and other important governance topics with our stockholders and encourage all stockholders to vote their shares on this matter. The Board of Directors and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs.

Unless otherwise instructed, validly executed proxies will be voted "FOR" this resolution.

The Board of Directors unanimously recommends that you vote "FOR" the resolution set forth in Proposal 3.

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Proposal 4 — Approval of the Territorial Bancorp Inc. 2019 Equity Incentive Plan

The Board of Directors has adopted, subject to stockholder approval, the Territorial Bancorp, Inc. 2019 Equity Incentive Plan (the "2019 Equity Incentive Plan") to provide the Company with sufficient equity compensation with the objectives of appropriately incentivizing our officers, employees and directors to execute on our strategic plan to build stockholder value, while providing appropriate stockholder protections. Upon stockholder approval of the 2019 Equity Incentive Plan, no grants may be under the Territorial Bancorp, Inc. 2010 Equity Incentive Plan, which is scheduled to expire in 2020.

The Company believes that equity awards are an important component in a balanced, comprehensive compensation program. Many of the companies that we compete with for officers, employees and directors offer equity compensation as part of their overall compensation programs. By approving the 2019 Equity Incentive Plan, our stockholders will give us the flexibility we need to continue to attract, motivate and retain highly qualified officers, employees and directors by offering a competitive compensation program that is linked to the performance of our common stock, and therefore aligned with the interests of our stockholders.

The Board of Directors, through its Compensation Committee, in consultation with its independent consultant, has evaluated current practices of financial institutions in our marketplace related to equity plan design and equity grant practices. The Company has also evaluated its strategic plan and believes that the 2019 Equity Incentive Plan is appropriately designed to allow the Company to meet the objectives stated above.

The following is a summary of the key attributes and features and related discussion of the 2019 Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the 2019 Equity Incentive Plan, attached hereto as Appendix A. Unless indicated otherwise, capitalized terms are defined in the 2019 Equity Incentive Plan.

Key Attribute	Feature	Discussion
Equity Award Types	Stock Options, Stock Appreciation Rights (SAR), Restricted Stock Awards, Restricted Stock Units.	The Plan provides the Company with equity award types predominately used in the marketplace to provide maximum flexibility in meeting its compensation objectives.

Award Vesting Criteria: Performance Awards and Service-Based Awards
The vesting of Awards may be subject to the achievement of performance measures as determined by the Compensation Committee of the Board of Directors (the "Committee") or subject to vesting over a period of time based on continuous service (i.e., service-based).
Based on the Committee's evaluation of current market practices, it expects that a portion of equity award grants under the Plan will be subject to performance-based vesting. The Committee intends to continue to use a third-party independent compensation consultant in determining the vesting criteria of equity award grants.

Vesting Period	The Committee will determine the vesting schedule or performance criteria for each award.	While the Committee may set the vesting schedule or conditions, the Committee views equity awards as longer-term compensation elements.

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Key Attribute	Feature	Discussion
Prohibition Against Stock Option or SAR Repricing	Neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the exercised price of a stock option or SAR, previously granted under the Plan, except in the event of certain corporate transactions set forth in the Plan (including stock splits, and stock dividends) or adjustments approved by the Company's stockholders.	The Committee determined that repricing stock options or SARs is contrary to the objectives of this equity award type and would not be in alignment with stockholders' interests.

Acceleration of Vesting — Termination of Service due to Death and Disability	Unless otherwise determined by the Committee, award vest upon a participant's termination of service due to death or disability and stock options and SARs remain exercisable for one year.	The Committee determined that recognizing participant contributions and vesting awards upon death and disability is appropriately aligned with stockholder interest.

Acceleration of Vesting — Termination of Service for Cause or resignation for any reason (except death, Disability or Change in Control)
Unless specified otherwise by the Committee, no service-based award or performance award shall vest upon a participant's termination for cause, or resignation for any reason (except death or disability).

Generally, all vested stock options and SARs are exercisable for three months from the date of termination of service due to resignation for any reason (except death or disability). On termination for cause, all unexercised stock options will be forfeited.
The Committee determined that acceleration of vesting equity awards following a termination of service for reasons other than death, disability, change in control or merger of equals is not appropriately aligned with the objectives of the Plan or in stockholders' interests.

Acceleration of Vesting — Termination of Service due to Retirement
Unless specified otherwise by the Committee, awards will be forfeited upon a participant's retirement.

Generally, all vested stock options and SARs are exercisable for one year from the date of termination of service due to retirement.
The Company provides retirement benefits through its employee stock ownership plan, 401(k) plan, and other retirement offerings to eligible employees. The Committee determined that acceleration of vesting equity awards is not appropriately aligned with the objectives of the Plan.

Acceleration of Vesting — Committee Discretion
All service-based award or performance award vesting may be accelerated by the Committee, at its discretion, except that no award (service-based or performance award) may be accelerated within the first year of grant.
The Committee determined that discretion to accelerate awards is important to maintain to allow the Company to respond to employment-related matters or other unforeseen circumstances that could warrant consideration of acceleration.

Acceleration of Vesting — Termination of Service without Cause or Resignation for Good Reason following a Change in Control
Unless specified otherwise by the Committee:

All unvested service-based awards will vest for a termination of service without cause or a resignation for good reason following a change in control.

All unvested performance awards vest at the date of termination of service without cause or a resignation for good reason following a change in control assuming Committee-established performance measure(s) are met at target (or actual achievement of the performance measure(s) if greater).
The Committee determined that a "double trigger" vesting acceleration is appropriate in providing the Company with a meaningful retention tool as an independent company, and any future acquirer with the ability to appropriately manage human resources during any merger integration.
Generally, all vested stock options and SARs are exercisable for one year from the date of termination of service.

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Key Attribute	Feature	Discussion
Share Limitations, Freezing of equity grants under the 2010 Territorial Bancorp Equity Incentive Plan	The maximum number of shares of stock that may be delivered to participants is 150,000 shares.

As of April 4, 2019 (the latest practicable date before the printing of this Proxy Statement) the closing price of the Company's common stock, as reported on the NASDAQ stock market, was $27.94.

	If the Plan is approved by Stockholders, the 2010 Territorial Bancorp Equity Incentive Plan will be frozen and equity awards that would otherwise be available for grant will not be available for grant.	The Committee evaluated a number of factors in concluding on an appropriate plan size, including the grant practices of peer community banks, the shareholder value transfer to participants, and publications of proxy advisors.

Limitation of Grants to Individuals
The maximum number of stock options awards and SARs, in the aggregate, including, in any one calendar year shall not have a fair value as of the date of grant exceeding:

$1,000,000 for any employee or exceed 60,000 shares.

$350,000 for any non-employee director (when combined with all other remuneration of the director for the year).
The Committee expects that it will continue to use the services of an independent compensation consultant to assist it in making equity award grants, but believes it is important to provide calendar year plan limitations of grant date fair value to participants.
The maximum number of restricted stock awards and RSUs, in the aggregate, in any one calendar year shall not have a fair value as of the date of grant exceeding:
$1,000,000 for any employee or exceed 30,000 shares.
$350,000 for any non-employee director (when combined with all other remuneration of the director for the year).

Recycling of Equity Awards	Only forfeited and expired equity awards are available for reissuance under the plan.	The Committee believes that conservative recycling of equity awards is an important provision in the Plan and properly aligns with stockholder interests.

Automatic Exercise of Stock Options and SARs
	At the Committee's discretion, stock options or SARs that are exercisable but unexercised as of the day immediately before the tenth anniversary of the date of grant may be automatically exercised, in accordance with the procedures established by the Committee.	The Committee believes that providing automatic exercise provisions is in the best interest of the Company and participants and provides for an efficient mechanism to exercise stock options and SARs.

Clawback of Equity Awards
	The Plan provides for a number of forfeiture events including termination for cause, violation of material policies of the Company, breach of noncompetition, automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 related to accounting restatements, and any clawback policy of the Company.	The Committee believes it is necessary to maintain strong clawback provisions for the Plan.

Equity Compensation Plan Information — As of December 31, 2018, the Company had the following equity awards outstanding:

  •
  337,654 stock options with a weighted average exercise price of $17.51, and an average remaining term to expiration of 1.74 years; and

  •
  No non-vested restricted shares.

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Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the 2019 Equity Incentive Plan.

Non-Qualified Stock Options.    The grant of a non-qualified stock option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and we will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options.    The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided the participant was, without a break in service, an employee of Territorial Bancorp, Inc. or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code). We will not be entitled to a tax deduction upon the exercise of an incentive stock option.

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant's alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant's alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally recognize ordinary income at the time of the disposition of the shares in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and we will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized at the time of disposition is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Stock Appreciation Rights.    The grant of a stock appreciation right will not result in taxable income to the participant. Upon exercise of a stock appreciation right, the fair market value of shares received (or the cash received, if applicable) will be taxable to the participant as ordinary income, and the Company will be entitled to a corresponding tax deduction. Gains and losses realized by the participant upon disposition of any such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Dividend Equivalent Rights.    The grant of a dividend equivalent right will not result in taxable income to the participant. At the time of payment of a cash dividend with respect to shares of Company stock underlying a dividend equivalent right, or with respect to a stand-alone dividend equivalent right, the cash received will be taxable to the participant as ordinary income and the Company will be entitled to a corresponding tax deduction.

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Restricted Stock.    A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a "substantial risk of forfeiture" for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and we will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and we will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award subject to such election in taxable income in the year of grant at the grant date fair market value.

Restricted Stock Units.    A participant who has been granted a restricted stock unit will not realize taxable income at the time of grant and will not be entitled to make an election under Section 83(b) of the Internal Revenue Code since no stock is actually transferred to the recipient on the date of grant. At the time a restricted stock unit vests, assuming the award is distributed at that time, the recipient will recognize ordinary income in an amount equal to the fair market value of the common stock or the amount of cash received. If the restricted stock unit is not distributed at the time it vests, no income will be recognized at that time and taxation will be deferred until the value of the restricted stock unit is distributed. At the time the recipient recognizes taxable income on a restricted stock unit, we will be entitled to a corresponding tax deduction in the same amount recognized by the award recipient.

Withholding of Taxes.    We may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards to satisfy the minimum tax withholding requirements.

Change in Control.    Any acceleration of the vesting or payment of awards under the 2019 Equity Incentive Plan in the event of a change in control or termination of service following a change in control may cause part or all of the consideration involved to be treated as an "excess parachute payment" under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by Territorial Bancorp, Inc.

Tax Advice.    The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the 2019 Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2019 Equity Incentive Plan.

Accounting Treatment

Under U.S. generally accepted accounting principles, we are required to recognize compensation expense in our financial statements over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock awards and restricted stock units).

Awards to be Granted

The Board of Directors adopted the 2019 Equity Incentive Plan, and the Compensation Committee intends to meet after stockholder approval to determine the specific terms of the awards, including the allocation of awards to officers, employees and non-employee directors. At the present time, no specific determination has been made as to the grant or allocation of awards. As of December 31, 2018, there were six

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non-employee directors and approximately 285 employees eligible to receive awards under the 2019 Equity Incentive Plan.

Required Vote and Recommendation of the Board

In order to approve the 2019 Equity Incentive Plan, the proposal must receive the affirmative vote of the votes cast at the meeting.

The Board of Directors unanimously recommends that you vote "FOR" the approval of the Territorial Bancorp Inc. 2019 Equity Incentive Plan.

Audit Committee Report

The Company's management is responsible for the Company's internal controls and financial reporting process. The Company's independent registered public accounting firm is responsible for performing an independent audit of the Company's consolidated financial statements, issuing an opinion on the conformity of those financial statements with generally accepted accounting principles, and issuing a report on internal control over financial reporting. The Audit Committee oversees the Company's internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters related to the results of the audit in accordance with Public Company Accounting Oversight Board ("PCAOB") Standard 1301, Communications with Audit Committees.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Rule 3520 of the PCAOB Auditing Standards and has discussed with the independent registered public accounting firm the firm's independence from the Company and its management. In concluding that the registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with the Company's independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their audit, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in their report, express an opinion on the conformity of the Company's financial statements to generally accepted accounting principles. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent registered public accounting firm do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, or that the Company's independent registered public accounting firm is in fact "independent."

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In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2018, for filing with the Securities and Exchange Commission. The Audit Committee also has approved, subject to stockholder ratification, the selection of Moss Adams LLP as the Company's independent registered public accounting firm for the year ending December 31, 2019.

Audit Committee of the Board of Directors of
Territorial Bancorp Inc.

Howard Y. Ikeda (Chairman)
David S. Murakami
Richard I. Murakami
Francis E. Tanaka
Jennifer Isobe

Information about Executive Officers

The following provides information regarding our executive officers who are not directors of the Company.

Vernon Hirata has served as Territorial Savings Bank's Vice Chairman, Co-Chief Operating Officer, General Counsel and Corporate Secretary since 2007. Mr. Hirata joined Territorial Savings Bank in 1986 as Senior Vice President/General Counsel, and was named Executive Vice President/General Counsel and Corporate Secretary in 1987. Previously, Mr. Hirata was employed at American Savings and Loan Association from 1978 to 1986, including service as Senior Vice President and Staff Attorney.

Ralph Y. Nakatsuka joined Territorial Savings Bank in 2007 as Vice Chairman and Co-Chief Operating Officer, and was employed at American Savings Bank from 1980 to 2007, including service as Executive Vice President of Lending and Chief Lending Officer from 1997 to 2007 and Chief Financial Officer from 1987 to 1997. Mr. Nakatsuka is a Certified Public Accountant.

Karen J. Cox has served as Senior Vice President of Administration of Territorial Savings Bank since 1984, and has been employed by Territorial Savings Bank since 1968. Ms. Cox is in charge of various areas, including human resources, information technology, and branch development and maintenance. Ms. Cox previously worked with other financial institutions in the State of Hawaii beginning in 1964.

Richard K.C. Lau has served as Senior Vice President and Chief Lending Officer of Territorial Savings Bank since 1985. Mr. Lau was employed at other financial institutions in the State of Hawaii beginning in 1970.

Melvin M. Miyamoto was named Chief Financial Officer in June 2015, having served as Senior Vice President and Treasurer of Territorial Savings Bank since 1986, and has been employed by Territorial Savings Bank since 1984. Mr. Miyamoto is a Certified Public Accountant.

Executive Compensation

Director Fees

Each of Territorial Savings Bank's outside directors receives an annual retainer for board meetings of $32,650 per year and an annual retainer for committee meetings of $2,450 per year. Each of Territorial Bancorp Inc.'s outside directors receives an annual retainer for board meetings of $5,100 per year and an annual retainer for committee meetings of $615 per year. The retainer fees are increased to the following amounts for the following committees: the Chairman of Territorial Savings Bank's Audit Committee receives a committee retainer of $2,650 and the Chairman of Territorial Bancorp Inc.'s Audit Committee receives a committee retainer of $8,570; the Chairman of Territorial Savings Bank's Compensation Committee receives a committee

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retainer of $4,900; and the Chairman of Territorial Bancorp Inc.'s Compensation Committee receives a committee retainer of $1,225. Receipt of full retainer payments is based upon a director attending at least 75% of board or committee meetings, as applicable, with reductions for the failure to attend such number of board or committee meetings.

The following table sets forth for the year ended December 31, 2018, certain information as to the total remuneration we paid to our directors. Mr. Kitagawa does not receive separate fees for service as a director.

Director Compensation Table for the Year Ended December 31, 2018
Name	Fees earned or paid in cash ($)	All other compensation ($)		Total ($)

David S. Murakami	40,812	—		40,812

Richard I. Murakami	40,812	—		40,812

Howard Y. Ikeda	48,960	15,250	(1)	64,210

Kirk W. Caldwell	43,872	—		43,872

Francis E. Tanaka	40,812	—		40,812

Jennifer Isobe	5,850	—		5,850

(1)
Consists of participation fees in two charitable sporting events.

At December 31, 2018, Directors David Murakami, Ikeda, and Caldwell had 21,275, 21,275 and 41,275 vested but unexercised stock options, respectively, each with an exercise price of $17.36 per option. Director Tanaka had 3,085 vested but unexercised stock options with an exercise price of $23.62 per option.

The Company has no stock ownership guidelines for directors. However, for previous grants under our 2010 Equity incentive Plan each director must retain an amount equal to 50% of each restricted stock or stock option award (net of taxes) until their service on the Board ends.

Narrative Discussion of Executive Compensation

We qualify as a "smaller reporting company" under revised rules of the Securities and Exchange Commission. As a result, we are not required to provide a compensation discussion and analysis in this Proxy Statement. Instead, we are providing this Narrative Discussion of Executive Compensation in order to summarize key aspects of our executive compensation programs, polices and pay decisions related to the "Named Executive Officers" as defined below.

This discussion describes our 2018 executive compensation program, including several significant changes that we made in 2017 based on stockholder feedback. Our compensation program and practices are designed to reward our executives based on our performance against our short- and long-term goals in a risk appropriate manner that enhances the long-term value of the Company. The following pages explain the process, objectives, and structure of the executive compensation decisions undertaken by our Compensation Committee and our Board of Directors during 2018, as well as provide some historical perspective on our evolving pay program

For 2018, our Named Executive Officers are:

Name	Title

Allan S. Kitagawa	Chairman of the Board, President, and Chief Executive Officer

Vernon Hirata	Vice Chairman, Co-Chief Operating Officer, General Counsel, and Corporate Secretary

Ralph Y. Nakatsuka	Vice Chairman and Co-Chief Operating Officer

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Company Background and Performance Highlights

Territorial Savings Bank has been serving customers in our Hawaii market for nearly one hundred years. We are a traditional thrift institution that focuses on retail customers, including originating long-term, fixed-rate residential mortgage loans. Well over half of our deposits are savings deposits (as opposed to certificates of deposit or checking accounts), and over 95% of our loan portfolio consists of fixed-rate residential mortgage loans. Our objective is to provide key banking services at a reasonable price to our customers, while growing organically. We also recognize our responsibility to provide a reasonable return to our stockholders.

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  In 2018, we paid two special dividends in addition to our quarterly dividends. The total dividends paid for the year were $1.14 per share.

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  Since going public, we have paid 36 consecutive quarterly dividends.

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  Total assets grew by 3.3% in 2018 to $2.07 billion at December 31, 2018.

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  Net income increased 28.4% to $19.21 million for the year ended December 31, 2018 compared to $14.96 million for the year ended December 31, 2017.

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  Interest income on loans grew 9.3% to $60.28 million for the year ended December 31, 2018 from $55.14 million for the year ended December 31, 2017.

2018 Compensation Program Summary

Our executive compensation program has evolved following our conversion from a mutual ownership structure to a more mature publicly traded institution.

In 2018, a significant portion of our NEOs' pay was provided in the form of performance-based incentives. For the NEOs, our long-term incentive program represented 55% of total variable pay based on long-term performance and 45% based on annual performance objectives. This mix was designed to support our focus on long-term profitability results. The pie chart below illustrates our average target total compensation mix for the NEOs.

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Our incentive performance metrics are designed to reward profitability and return to our stockholders that preserves our focus on strong credit portfolio. Below is a summary of the measures and weights for our annual and long-term incentive programs.

Performance Plan	Goal	Weighting Per Plan
Annual Incentive Plan (cash)
	Net Income	60%
	ROAA	20%
	Non-Performing Assets/Total Assets	20%

Long-Term Incentive Program (equity)
	Return on Equity	80%
	Total Shareholder Return	20%

The total compensation for 2018 set forth in the Summary Compensation Table for our NEOs includes grants of restricted stock units under the 2018 long-term incentive program and payouts of the outstanding long-term cash awards under a legacy program that ended in 2018.

The following represents changes in our compensation program that took effect in 2017 based on feedback from our stockholders. This program continued in 2018.

  ▶
  Our Long-Term Incentive Program ("LTIP") shifted from cash awards to restricted stock units with 50% granted as performance units that vest based on pre-defined three-year performance goals and 50% granted as time-vested units that vest over a three-year period. Our cash-based LTIP awards phased out in 2018.

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  Our LTIP continues to use the same performance metrics as our cash-based LTIP (i.e. return on average equity ("ROAE") and total stockholder return ("TSR")), but performance is measured relative to an objective industry index (i.e. SNL Thrift Index) as opposed to our smaller custom peer group that was phased out in 2018. We believe this is a better representation of our investors' view of our performance and eliminates the challenges relative to the changing size of the peer group over a three-year period due to industry consolidation.

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  Our LTIP performance metrics are measured over a three-year period.

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  Our Annual Incentive Plan ("AIP") is based on absolute performance goals primarily based on our budget and pre-approved by the Compensation Committee. The 2018 AIP had three measures: net income, return on average assets ("ROAA"); and asset quality (non-performing assets/assets).

Our Compensation Philosophy and Program Components

Our Compensation Committee is responsible for establishing and monitoring our compensation philosophy and programs. Key Objectives of our Compensation Program include:

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  Rewarding executives for sustained high-level performance that delivers long-term value to our stockholders.

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  Ensuring our executives have a significant equity interest in the Company through robust equity ownership and retention guidelines.

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  Achieving the proper balance between incentive compensation and maintaining an appropriate risk profile.

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  Retaining a seasoned management team who have been through the various real estate cycles in Hawaii.

2018 Base Salary Decisions

The Compensation Committee reviews base salaries annually and adjusts them from time to time to align with competitive market levels, as well as individual responsibilities, performance, and experience.

The Compensation Committee considers the recommendation of Mr. Kitagawa (for all executives other than himself) in making base salary adjustments. The base salary for Mr. Kitagawa is recommended by the Compensation Committee and approved by the full Board of Directors.

Based on the Compensation Committee's review, the following base salaries were approved and effective January 1, 2018. Mr. Hirata's and Mr. Nakatsuka's salaries increased by 5%. For the fifth consecutive year, Mr. Kitagawa again requested that he not receive an increase in salary.

Base salaries for each of the Named Executive Officers are shown in the tables below.

Name	2017 Base Salary ($)	2018 Base Salary ($)	% Change 2017 - 2018

Allan S. Kitagawa	851,124	851,124	0%

Vernon Hirata	321,385	337.454	5%

Ralph Y. Nakatsuka	321,385	337,454	5%

2018 Annual Incentive Plan

The AIP is designed to motivate senior executives to attain superior annual performance in key areas that we believe create long-term value to us and our stockholders. Awards under the AIP are determined based upon absolute performance metrics usually contained in the business plan, adopted by the Board of Directors and selected by the Compensation Committee.

All NEOs had a threshold, target and stretch opportunity as shown below. Target opportunities are conservative relative to market median to place more focus on long-term compensation.

Named Executive Officer	Threshold % of Salary	Target % of Salary	Maximum % of Salary

Allan S. Kitagawa	15%	30%	45%

Vernon Hirata	15%	30%	45%

Ralph Y. Nakatsuka	15%	30%	45%

The Compensation Committee selected net income, ROAA and non-performing assets/assets ("NPA") as the quantitative corporate performance factors for the 2018 AIP. ROAA is a profitability measure while the NPA ratio reinforces the Company's goal of maintaining strong credit quality. A lower NPA ratio mitigates the risk of lowering loan underwriting standards to increase loan production through increased residential mortgage loan volume.

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The table below provides the performance required for payouts at the threshold, target and maximum levels, performance level achieved and the resulting payout:

2018 AIP Performance Goals
Measure	Weighting	Threshold	Target	Maximum

Net Income (thousands)	60%	$15,999	$17,777	$19,555

ROAA	20%	0.77%	0.86%	0.95%

Non-performing assets/total assets (1)	20%	0.32%	0.26%	0.21%

Payout Range (% of target)	100%	50%	100%	150%

(1)
Lower levels of non-performing assets/total assets represent better performance.

Performance for 2018 resulted in the following payouts:

Measure	Weight	2018 Results	Performance (as % of Target)

Net Income (thousands)	60%	$19,212	140%

ROAA	20%	0.95%	150%

Non-performing assets/total assets	20%	0.11%	150%

Total (weighted)	100%		144%

Performance on these measures at 144% of the Target level resulted in payments to the NEOs of $368,196 for Mr. Kitagawa and $145,983 for each of Messrs. Hirata and Nakatsuka.

2018 LTIP Program

Beginning in 2017, the Compensation Committee changed the LTIP from cash to equity in response to stockholder feedback and best practices. The current program consists of performance-based restricted stock units and time-vested restricted stock units.

Each participant has an annual target award opportunity (defined as a percentage of base salary at the start of the grant cycle) that reflects a competitive total compensation package for their role. Threshold performance earns 18.3% of base salary, target earns 36.6% of base salary and stretch performance earns 55% of base salary.

LTIP awards are allocated as follows:

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  Performance-vested Restricted Stock Units — PRSUs (50% of target award value) are intended to reward future performance; awards will vest based on achievement of pre-defined performance goals. Grants are earned and cliff vest after three years based on actual performance. PRSUs will vest within 120 days after the end of each performance period (once performance can be calculated and reviewed and approved by the Committee).

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  Time-vested Restricted Stock Units — TRSUs (50% of target awards) reinforce retention and share ownership/alignment with stockholders as well as provide reward for contributions /performance. Grants vest ratably over three years.

PRSUs are granted at the start of each performance period. The performance period runs from January 1, 2018 to December 31, 2020. The vesting (i.e. earning) of the award is contingent on actual performance of pre-defined measures at the end of the performance period (i.e. third year).

In order for PRSUs to be vested/earned, performance must be at or above the threshold performance set by the Committee. Actual vesting after three years will be interpolated on a straight-line basis between

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threshold, target and stretch to reward incremental performance. Vesting will range from 50% of target for achieving threshold performance and 150% of target for achieving stretch performance.

The table below reflects the performance metrics selected for the PRSUs for the 2018 to 2020 performance cycle. Performance will be measured based on our performance relative to financial institutions included in the SNL US Thrift Indices with assets between $1 billion and $10 billion.

Measure	Weight	Threshold	Target	Stretch

3-year TSR — Relative to index	20%	35th Percentile	55th Percentile	75th Percentile

3Yr. Avg. Return on Average Equity — Relative to index	80%	35th Percentile	55th Percentile	75th Percentile

Payout Range (% of Target)	100%	50%	100%	150%

Actual vesting will be assessed in 2021 following the three-year performance period.

LTIP Payout in 2018 (2016 to 2018 performance cycle)

In 2016, the LTIP Program consisted of long-term cash incentives with a portion that would pay out following a three-year performance period (i.e. through 2018) based on the Company's performance of relative ROAE compared to the compensation peer group.

80% of the 2016 LTIP (2016 to 2018) was to be based on relative three-year average ROAE. These payments were approved by the Committee after reviewing and certifying performance in March 2019.

For the period 2016 to 2018, the Company ranked at the 65th percentile compared to the compensation peer group, resulting in a payout of 76% of target for this component.

Measure	Performance Period	Threshold	Target	Maximum	Actual Result

Relative ROAE	2016 - 2018	35th	75th	85th	65th Percentile

The 2016 LTIP awards were paid out in cash as follows:

Named Executive Officer	Threshold % of Salary	Target % of Salary	Maximum % of Salary	2016 to 2018 Payout $

Allan S. Kitagawa	0.0%	27.5%	55.0%	$140,435

Vernon Hirata	0.0%	27.5%	55.0%	$55,680

Ralph Y. Nakatsuka	0.0%	27.5%	55.0%	$55,680

Stockholder Engagement and Changes Resulting from our Say on Pay Results

We have actively engaged with stockholders since 2013. Each year we reach out to our largest investors (representing approximately 35% to 40% of our outstanding shares) to request feedback on our executive compensation programs. While a significant number of institutional stockholders do not feel the need to engage with us, we appreciate the feedback from those that do participate. All feedback received is summarized by the Director of Investor Relations and shared with the Compensation Committee and the Board of Directors. As a result, our corporate governance and compensation programs have evolved over the

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years, in part in direct response to this feedback. We have made many changes to our executive compensation program over the last several years in response to suggestions by institutional investors and feedback from proxy advisory firms. Significant changes were made in 2016 and 2017. In 2018, institutional investors provided positive affirmation of our previous compensation program changes.

The formal stockholder advisory votes on pay ("Say-on-Pay") provides a valuable barometer for how our programs are perceived by the full spectrum of our investors. We take this advisory vote seriously and work diligently to understand the stockholder and proxy advisory firm perspectives. Based on the changes we made, over 94% of the votes cast by stockholders were cast in favor of our Say-on-Pay vote in 2018. We will continue to consider feedback from our stockholders.

Gender Diversity

In response to feedback expressed by several institutional investors, the Board amended its criteria for directors to emphasize gender diversity. Furthermore, as suggested by one large institutional investor, the Board increased its members by one and, in October 2018, added a new female director. This individual has been re-nominated for election at this annual meeting.

Executive Benefits

We offer various benefits to all of our employees, including medical, dental, vision, group life, accidental death and dismemberment and long-term disability insurance. We provide individual coverage to employees, with the employee being responsible for a portion of the premium. In addition, for our Named Executive Officers, we pay or furnish transportation services, parking, club dues, long-term care insurance, spousal travel, and up to $5,000 in personal tax and financial planning assistance (up to $6,000 for Mr. Kitagawa) annually. The Compensation Committee believes these benefits are appropriate and assist these officers in fulfilling their employment obligations.

Executive Agreements

We maintain employment agreements with Messrs. Kitagawa, Hirata and Nakatsuka, which provide severance payments in the event of involuntary or good reason termination of employment or termination following a change in control. The rationale for providing these payments is to provide security for our key executives and stability among our senior management team. For a discussion of these agreements, see "— Executive Officer Compensation — Employment Agreements" below.

Other Policies and Practices

Deductibility of Compensation.    For 2017, Section 162(m) of the Internal Revenue Code generally provided that no deduction is allowed for compensation in excess of $1 million paid by a public company to its chief executive officer or any of its other three most highly paid executive officers (other than the chief financial officer). Compensation that qualifies as "performance-based" compensation is not subject to the deductibility limit. The Compensation Committee attempted to maximize the deductibility of compensation under Section 162(m) to the extent doing so was reasonable and consistent with our strategies and goals. To that end, in 2012 and 2017, we received stockholder approval related to the Annual Incentive Plan, and at our 2017 annual meeting, we received stockholder approval to re-approve the performance goals under the 2010 Equity Plan so that awards would continue to qualify as performance-based compensation under Section 162(m) of the Code. This allowed us to continue to maximize the deductibility of our executive compensation programs. The Tax Cuts and Jobs Act eliminated the ability to deduct "performance-based"

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compensation. Accordingly, the Committee recognizes that paying certain compensation that is not tax-deductible may sometimes be in our best interest, and to that end we do not have a policy requiring that all compensation must be deductible.

Annual Risk Review of Compensation Policies and Procedures

The Compensation Committee is responsible for the oversight of employee compensation policies and procedures, including the determination of whether any material risk arises from our compensation policies and procedures. The Compensation Committee has reviewed our compensation policies and procedures, including those related to the payment of commissions and bonuses to any of our employees, and believes that any risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on Territorial Bancorp Inc. and Territorial Savings Bank. The Committee has evaluated the risks of its incentive compensation arrangements in accordance with published bank regulatory guidance on safety and soundness of incentive compensation. The Committee also works with an independent compensation consultant when designing the compensation of our Named Executive Officers.

Stock Ownership Guidelines

The Board of Directors adopted the following stock ownership guidelines for Named Executive Officers. The Chief Executive Officer is required to own stock of at least five times (5x) his base salary. The two Co-Chairs are required to own stock of at least two times (2x) their base salary. As of December 31, 2018, all executives met their ownership goals.

Hedging and Pledging Policies

Our Insider Trading Policy prohibits the hedging of stock and pledging of stock, which further encourages the retention of grants of restricted stock and shares acquired on the exercise of stock options.

Clawback/Recoupment Policies

The Company has a clawback policy, which is posted on its website. If there is material noncompliance with any financial reporting requirement under the federal securities laws that requires the Company to prepare an accounting restatement, the Compensation Committee will consider whether any performance awards paid during any three-year period prior to the accounting restatement should be clawed back.

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Executive Officer Compensation

Summary Compensation Table.    The table below summarizes the total compensation paid to or earned by our Named Executive Officers for the years ended December 31, 2018 and 2017, as calculated under Securities and Exchange Commission rules. Cash compensation earned for the applicable year is reported in the "Salary," "Nonequity Incentive Plan Compensation" and the "All Other Compensation" columns. The "Bonus" column has been omitted as no compensation that would be disclosed in that column was earned during the applicable years.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(2)	Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)		Total ($)

Allan S. Kitagawa	2018	851,124	309,066	—	508,631	—	156,815	(4)	1,825,636
Chairman of the Board,	2017	851,124	288,557	—	489,822	—	241,667		1,871,170
President, and Chief Executive Officer

Vernon Hirata	2018	337,454	122,537	—	201,663	65,729	108,714	(5)	836,097
Vice Chairman, Co-Chief	2017	321,385	108,947	—	184,957	56,648	153,089		825,026
Operating Officer, General Counsel, and Corporate Secretary

Ralph Y. Nakatsuka	2018	337,454	122,537	—	201,663	164,141	98,953	(6)	924,748
Vice Chairman and Co-Chief	2017	321,385	108,947	—	184,957	155,721	92,827		863,837
Operating Officer

(1)
Reflects the aggregate grant date fair value of restricted stock units, half of which have performance-based vesting and half of which have time-based vesting, with such awards calculated at the "Target" level. The assumptions used in the valuation of these awards are included in Note 19 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the Securities and Exchange Commission. At the "Maximum" level, the aggregate grant date fair value was $385,714, $152,923 and $152,923 for Messrs. Kitagawa, Hirata and Nakatsuka, respectively.

(2)
The amounts in this column represent the dollar value of the cash incentives earned under the Annual Incentive Plan and the 2016 Long-Term Incentive Plan.

(3)
The amounts in this column depend heavily on changes in actuarial assumptions, such as discount rates. For 2018, the amount in this column for Mr. Hirata represents a change in value of $63,986 for the supplemental executive retirement agreement and $1,743 for above-market earnings (defined for these purposes as the difference between 7%, which is the annual amount of interest paid on the deferred account balances, and 5.64%, which is 120% of the applicable federal long-term rate for December 2004 (the rate at the time the interest rate was established)), and for Mr. Nakatsuka a change in value of $164,141 for the supplemental executive retirement agreement.

(4)
Includes $954 for 401(k) plan matching contributions, $1,778 for long-term care premiums, $2,236 for personal use of company automobile, $1,850 for parking, $12,158 for club dues and fees, $24,736 for ESOP allocations, $94,133 for non-qualified supplemental ESOP allocations, $3,424 for life insurance, $13,250 for participation fees in a charitable sporting event and $2,296 for spousal travel.

(5)
Includes $954 for 401(k) plan matching contributions, $1,152 for long-term care premiums, $2,844 for personal use of company automobile, $1,850 for parking, $6,034 for club dues and fees, $24,736 for ESOP allocations, $65,729 for non-qualified supplemental ESOP allocations, $1,799 for life insurance and $3,616 for spousal travel.

(6)
Includes $954 for 401(k) plan matching contributions, $1,433 for long-term care premiums, $1,356 for personal use of company automobile, $1,850 for parking, $7,390 for club dues and fees, $24,736 for ESOP allocations, $57,389 for non-qualified supplemental ESOP allocations, $1,123 for life insurance and $2,722 for spousal travel.

For the year ended December 31, 2018, cash payments under our Annual Incentive Plan were paid in March 2019 in the amounts listed in the "Summary Compensation Table." For a discussion of this plan, see "Narrative Discussion of Executive Compensation — 2018 Annual Incentive Plan."

For the year ended December 31, 2018, equity awards were made under the 2017 LTIP Program, and consisted of performance-vested restricted stock units and time-vested restricted stock units. For a discussion of this plan, see "Narrative Discussion of Executive Compensation — 2018 LTIP Program."

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Outstanding Equity Awards at Year End.    The following table sets forth information with respect to outstanding equity awards as of December 31, 2018 for the Named Executive Officers.

Outstanding Equity Awards At December 31, 2018
	Option Awards				Stock Awards

Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)

Allan S. Kitagawa	40,000	—	17.36	08/19/2020	8,384	217,816	10,039	260,813

Vernon Hirata	72,410	—	17.36	08/19/2020	3,262	84,747	3,885	100,932

Ralph Y. Nakatsuka	86,430	—	17.36	08/19/2020	3,262	84,747	3,885	100,932

(1)
Time-vested restricted stock units vest May 25, 2019 and 2020 as follows: Mr. Kitagawa, 1,657 shares and 1,658 shares; Messrs. Hirata and Nakatsuka, 626 shares on each date. Additional time-vested restricted stock units vest March 8, 2019, 2020 and 2021 as follows: Mr. Kitagawa, 1,690 shares, 1,690 shares and 1,689 shares; Messrs. Hirata and Nakatsuka, 670 shares on each date.

(2)
Computed using the fair market value of the shares based on the Company's closing stock price of $25.98 on December 29, 2018.

(3)
Performance-based restricted stock units vest within 120 days from the performance period ends upon the achievement of performance goals, as measured over a three-year period (2017 to 2019 and 2018 to 2020).

Equity Compensation Plan Information.    Set forth below is information as of December 31, 2018 with respect to compensation plans (other than our employee stock ownership plan) under which equity securities of the Company are authorized for issuance.

	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Share-based Compensation Plans (excluding securities reflected in first column)

Equity compensation plans approved by security holders(1)	337,654	$17.51	221,535

(1)
Reflects stock options only

Employment Agreements.    Territorial Savings Bank has entered into separate employment agreements with Messrs. Kitagawa, Hirata, and Nakatsuka (referred to below as the "executives" or "executive"). Territorial Bancorp Inc. has entered into separate employment agreements with each executive, which have essentially identical provisions as the Territorial Savings Bank agreements, except that the employment agreements will provide that Territorial Bancorp Inc. will make any payments not made by Territorial Savings Bank under its agreements with the executives and that the executives will not receive any duplicate payments. Our continued success depends to a significant degree on the skills and competence of these officers, and the employment agreements are intended to ensure that we maintain a stable management base following the offering.

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The employment agreements each provide for three-year terms, subject to annual renewal by the Board of Directors for an additional year beyond the then-current expiration date. The current base salaries under the employment agreements are $851,124 for Mr. Kitagawa, $347,578 for Mr. Hirata, and $347,578 for Mr. Nakatsuka. The agreements also provide for participation in employee benefit plans and programs maintained for the benefit of senior management personnel, including discretionary bonuses, participation in stock-based benefit plans, and certain fringe benefits as described in the agreements.

Upon termination of an executive's employment for cause, as defined in each of the agreements, the executive will receive no further compensation or benefits under the agreement. If we terminate the executive for reasons other than for cause or if the executive terminates voluntarily under specified circumstances that constitute constructive termination, the executive will receive an amount equal to the base salary and cash bonus and employer contributions to benefit plans that would have been payable for the remaining term of the agreement. We will also continue to pay for each executive's life, health, and dental coverage for up to three years, with the executive responsible for his share of the employee premium.

If the executive terminates employment for any reason other than for cause within 12 months following a change in control, the executive will receive the greater of (a) the amount he would have received if we terminated the executive for a reason other than for cause or if the executive voluntarily terminated under specified circumstances that constitute constructive termination (as described in the immediately preceding paragraph), or (b) three times his prior five-year average of taxable compensation less one dollar. We will also continue to pay for each executive's life, health, and dental coverage for up to three years, with the executive responsible for his share of the employee premium.

Upon termination of employment (other than a termination in connection with a change in control), each executive will be required to adhere to a one-year noncompetition provision. The executive will be required to release us from any and all claims in order to receive any payments and benefits under his agreement. We will agree to pay all reasonable costs and legal fees of the executives in relation to the enforcement of the employment agreements, provided the executives succeed on the merits in a legal judgment, arbitration proceeding, or settlement. The employment agreements also provide for indemnification of the executives to the fullest extent legally permissible.

Separation Pay Plan.    The Territorial Savings Bank Separation Pay Plan provides severance benefits to eligible employees whose employment is involuntarily terminated within 24 months after a change in control of Territorial Bancorp Inc. All regular employees who do not receive severance pay under an employment or change in control agreement are participants in this plan. Terminated employees will receive a severance payment of one month of base compensation for each year of service, up to a maximum of 24 months of base compensation, and employees who are at the level of Senior Vice President or above will receive a minimum severance payment of 12 months of base compensation. In addition, terminated employees who are at the level of Senior Vice President and above will also be eligible to continue to participate in our health insurance plan for up to one year, with the employee responsible for their share of the employee premium.

Pension Plan.    Territorial Savings Bank sponsors the Territorial Savings Bank Employee Retirement Plan, a defined benefit pension plan that covers substantially all of our employees. Employees become eligible for participation in the pension plan on the first day of the calendar month on or after completing one year of service and attaining age 21. Effective December 31, 2008, the pension plan was frozen, such that no further benefit accruals will be earned after that date; however, participants will continue to earn vesting credit.

Participants in the pension plan become fully vested in their retirement benefits upon completion of five years of service. They also become 100% vested upon attaining age 65 or upon death. A participant who terminates employment on or after reaching age 65 is entitled to the full retirement benefit. A participant's normal retirement benefit is generally based on a formula that takes into account the amount credited under the pension plan for service before January 1, 1984, and the amount credited under the pension plan for

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service from 1984 to 1998 and the amount credited from 1998 to 2008, as well as salary and certain other compensation. The plan does not grant additional years of service for any purpose.

The pension plan permits early retirement at age 55. Participants who retire after age 65 will be entitled to the full amount of their benefit, generally calculated through their late retirement date. Eligible participants who elect an early retirement benefit will receive a reduced normal retirement benefit. As of December 31, 2018, Mr. Nakatsuka was eligible for early retirement, and Messrs. Kitagawa and Hirata were each eligible for normal retirement.

The normal form of retirement for participants who are not married is a single life annuity. The normal form of retirement benefit for participants who are married is a 50% joint and survivor annuity. Other optional forms of benefit are available, such as an early retirement benefit, and all optional forms of benefit are the actuarial equivalent of the normal form (e.g., a participant does not receive more or less by selecting an optional form of benefit). In the event of the participant's death, benefits normally will be paid to the participant's spouse unless the spouse consents to an alternative beneficiary in writing. In the event of death any time after a participant is vested or eligible for a pension benefit, provided the participant has been married for at least one year and provided that benefits have not commenced at the time of death, the participant's spouse may either receive the full benefit when the participant would have reached age 65 or receive a reduced benefit anytime after the deceased participant would have attained age 55.

For the 2018 plan year, we contributed $3.4 million to the pension plan.

Supplemental Executive Retirement Agreements.    We provide supplemental executive retirement benefits to each of Messrs. Kitagawa, Hirata, and Nakatsuka. Under Mr. Kitagawa's agreement, he is entitled to receive an amount equal to the present value of $600,000 per year for 15 years payable in a lump sum on the first day of the month upon retirement after attaining age 66. Under the agreements with Messrs. Hirata and Nakatsuka, each executive will receive an annual benefit upon retirement after age 66 equal to 65% of the average of his compensation for the three years immediately preceding his termination of employment reduced by the sum of the benefits payable under the pension plan and Social Security benefits. Mr. Hirata's benefits will be paid in monthly installments for 15 years and Mr. Nakatsuka will receive a lump sum equal to the present value of installments over 15 years.

Each executive may also retire early, before attaining age 66, and receive a reduced benefit. Mr. Kitagawa will receive the amount accrued for accounting purposes as of the end of the calendar year before his termination of employment, payable in a lump sum. Mr. Hirata will receive the benefit as described above, as he has reached age 66. Mr. Nakatsuka's benefits are reduced by a fraction, the numerator of which is completed years of service and the denominator of which is the executive's potential years of service if he had remained employed until age 66, with such benefits paid by lump sum.

For Mr. Kitagawa and Mr. Hirata, if their employment is terminated within three years following a change in control, they will receive their normal retirement benefit without any reduction for amounts payable under the pension plan or Social Security. Mr. Nakatsuka will receive 65% of his final average compensation projected to age 66, without any reduction for amounts payable under the pension plan or Social Security. All amounts are paid as a lump sum, except Mr. Hirata will receive installments for 15 years. The agreements contain change of control "tax gross up" provisions such that if a payment to any of the three executives exceeds the limit on such payments pursuant to Internal Revenue Code Section 280G, and thereby imposes an excise tax on the officer, Territorial Savings Bank, or its successor, will pay such executive additional amounts to compensate for the excise tax.

In the event of disability or death, Messrs. Hirata and Nakatsuka will receive the same benefit as if they had terminated employment following a change in control. Upon death, Mr. Kitagawa's designee will receive a lump-sum payment equal to the present value of his projected normal retirement benefit and upon disability Mr. Kitagawa will receive a lump sum equal to the amount accrued for accounting purposes under the plan.

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No benefits are payable in the event of a termination for cause.

Executive Deferred Incentive Agreement.    We provided executive deferred incentive benefits to Mr. Hirata, whose agreement was frozen effective August 29, 2007. Mr. Hirata's benefit of $557,960 was paid in full in April 2018, six months after his reaching normal retirement age.

Supplemental Employee Stock Ownership Plan.    Territorial Savings Bank adopted the Supplemental Employee Stock Ownership Plan ("Supplemental ESOP") effective January 1, 2009, to provide certain executives with benefits that they otherwise would be entitled to under the tax-qualified Employee Stock Ownership Plan ("ESOP"), but for limitations imposed by the Internal Revenue Code. During 2018, three employees participated in the Supplemental ESOP. The Compensation Committee of the Board of Directors of Territorial Savings Bank administers the Supplemental ESOP. Each year, participants in the Supplemental ESOP are credited with a dollar amount equal to the difference between the value of the shares of our common stock that would have been allocated to the participant under the tax-qualified ESOP, but for the limitations imposed by the Internal Revenue Code, and the actual value of shares of our common stock allocated to the participant under the ESOP for the relevant plan year. Participants in the Supplemental ESOP may direct the investment of their Supplemental ESOP accounts among a select group of broadly diversified mutual funds selected by the Compensation Committee. Benefits are generally payable in a cash lump sum within 90 days of the first to occur of: (i) the participant's separation from service; (ii) the participant's death; (iii) the participant's disability; or (iv) a change in control of Territorial Savings Bank or Territorial Bancorp Inc., but, in order to comply with Section 409A of the Internal Revenue Code, payments will be delayed for six months for any "specified employee" (as defined in Section 409A of the Internal Revenue Code).

Tax-Qualified Benefit Plans

Territorial Savings Bank 401(k) Plan.    We sponsor the Territorial Savings Bank 401(k) Plan, a tax-qualified defined contribution plan, for all employees who have satisfied the plan's eligibility requirements. Employees may begin deferring their compensation and are eligible to receive matching contributions and profit-sharing contributions as of the first day of the month following the completion of 12 months of employment during which they worked at least 1,000 hours. All contributions are 100% vested.

Employee Stock Ownership Plan.    Effective January 1, 2009, Territorial Savings Bank adopted an employee stock ownership plan for eligible employees. Eligible employees who have attained age 21 generally begin participation in the ESOP on the later of the effective date of the ESOP on or after the eligible employee's completion of 1,000 hours of service during a continuous 12-month period.

The ESOP trustee purchased, on behalf of the ESOP, 978,650 shares of our common stock issued in the offering. The ESOP funded its stock purchase with a loan from us equal to the aggregate purchase price of the common stock. The loan will be repaid principally through Territorial Savings Bank's contribution to the ESOP and dividends payable on common stock held by the ESOP over the anticipated 20-year term of the loan. The interest rate for the ESOP loan is an adjustable rate equal to the prime rate, as published in The Wall Street Journal, which adjusts annually.

The trustee holds the shares purchased by the ESOP in an unallocated suspense account, and shares will be released from the suspense account on a pro-rata basis as we repay the loan. The trustee will allocate the shares released among participants on the basis of each participant's proportional share of compensation relative to all participants. Participants become 100% vested upon the completion of three years of service. Participants who were employed by Territorial Savings Bank immediately prior to the offering received credit for vesting purposes for years of service prior to adoption of the ESOP. Participants also will become fully vested automatically upon normal retirement, death, or disability, a change in control, or termination of the ESOP. Generally, participants will receive distributions from the ESOP upon separation from service. The

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ESOP reallocates any unvested shares forfeited upon termination of employment among the remaining participants.

The ESOP permits participants to direct the trustee as to how to vote the shares of common stock allocated to their accounts. The trustee votes unallocated shares and allocated shares for which participants do not provide instructions on any matter in the same ratio as those shares for which participants provide instructions, subject to fulfillment of the trustee's fiduciary responsibilities.

Under applicable accounting requirements, Territorial Savings Bank records compensation expense for the ESOP at the fair market value of the shares as they are committed to be released from the unallocated suspense account to participants' accounts. The compensation expense resulting from the release of the common stock from the suspense account and allocation to plan participants results in a corresponding reduction in our earnings.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee determines the salaries to be paid each year to the Chief Executive Officer and those executive officers who report directly to the Chief Executive Officer. The Compensation Committee consists of Directors Caldwell, who serves as Chairman, Ikeda, Isobe and Richard Murakami. None of these individuals was an officer or employee of Territorial Bancorp Inc. during the year ended December 31, 2018, or is a former officer of Territorial Bancorp Inc. For the year ended December 31, 2018, none of the members of the Compensation Committee had any relationship requiring disclosure under "Transactions with Certain Related Persons."

During the year ended December 31, 2018, (i) no executive officer of Territorial Bancorp Inc. served as a member of the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served on the Compensation Committee of Territorial Bancorp Inc.; (ii) no executive officer of Territorial Bancorp Inc. served as a director of another entity, one of whose executive officers served on the Compensation Committee of Territorial Bancorp Inc.; and (iii) no executive officer of Territorial Bancorp Inc. served as a member of the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served as a director of Territorial Bancorp Inc.

Section 16(a) Beneficial Ownership Reporting Compliance

Our executive officers and directors, and beneficial owners of greater than 10% of our outstanding shares of common stock are required to file reports with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock. Securities and Exchange Commission rules require disclosure if an executive officer, director, or 10% beneficial owner fails to file these reports on a timely basis.

Based solely on the review of copies of the reports we have received and written representations provided to us from the individuals required to file the reports, each of our executive officers filed a late Form 4 to report the vesting of restricted stock units, and director Jennifer Isobe filed a late Form 3 to report her appointment as a director. We believe that each of our executive officers and directors otherwise complied with applicable reporting requirements for transactions in Territorial Bancorp Inc. common stock during the year ended December 31, 2018.

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Transactions with Certain Related Persons

The Sarbanes-Oxley Act of 2002 generally prohibits us from making loans to our executive officers and directors, but it contains a specific exemption from such prohibition for loans made by Territorial Savings Bank to our executive officers and directors in compliance with federal banking regulations.

At December 31, 2018, all of our loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Territorial Savings Bank, and did not involve more than the normal risk of collectability or present other unfavorable features. These loans were performing according to their original terms at December 31, 2018, and were made in compliance with federal banking regulations.

The brother of Director Francis Tanaka is a non-executive employee of Territorial Savings Bank. For the year ended December 31, 2018, Mr. Tanaka's brother was paid $223,698 in total compensation by Territorial Savings Bank.

Pursuant to Territorial Bancorp Inc.'s Policy and Procedures for Approval of Related Person Transactions, the Audit Committee periodically reviews, no less frequently than once a year, a summary of transactions in excess of $50,000 with our directors, executive officers, and their family members, for the purpose of determining whether the transactions are within our policies and should be ratified and approved. Additionally, pursuant to our Code of Ethics and Business Conduct, all of our executive officers and directors must disclose any existing or emerging conflicts of interest to our Chairman of the Board and Chief Executive Officer. Such potential conflicts of interest include, but are not limited to, the following: (i) our conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest; and (ii) the ownership of more than 1% of the outstanding securities or 5% of total assets of any business entity that does business with or is in competition with us.

Nominating and Corporate Governance Committee Procedures

General

It is the policy of the Nominating and Corporate Governance Committee of the Board of Directors of the Company to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company's Board of Directors. The Nominating and Corporate Governance Committee, which is comprised solely of nonemployee directors, all of whom the Board has determined are independent in accordance with the listing standards of the NASDAQ Stock Market, Inc., may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Nominating and Corporate Governance Committee's resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Diversity Considerations

In identifying candidates for Director, the Nominating and Corporate Governance Committee and the Board of Directors take into account (1) the comments and recommendations of Board members regarding the qualifications and effectiveness of the existing Board of Directors or additional qualifications that may be required when selecting new Board members, (2) the requisite expertise and diversity of the Board of Directors' overall membership composition, (3) the independence of outside Directors and other possible conflicts of interest of existing and potential members of the Board of Directors, and (4) all other factors it

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considers appropriate, including the extent to which the candidate helps the Board of Directors reflect the gender and diversity of our stockholders, employees, customers and communities.

Procedures to be Followed by Stockholders

To submit a recommendation of a director candidate to the Nominating and Corporate Governance Committee, a stockholder should submit the following information in writing to the main office of the Company, addressed to the Chairman of the Nominating and Corporate Governance Committee, care of the Corporate Secretary, Territorial Bancorp Inc., P.O. Box 135040, Honolulu, Hawaii 96801:

(1)
a statement that the writer is a stockholder and is proposing a candidate for consideration by the Committee;
(2)
the name and address of the stockholder as they appear on the Company's books, and number of shares of the Company's common stock that are owned beneficially by the stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder's ownership will be required);
(3)
the name, address, and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the candidate's share ownership should be provided);
(4)
a statement of the candidate's business and educational experience;
(5)
such other information regarding the candidate as would be required to be included in the proxy statement pursuant to Securities and Exchange Commission Regulation 14A;
(6)
a statement detailing any relationship between the candidate and any customer, supplier, or competitor of the Company;
(7)
detailed information about any relationship or understanding between the proposing stockholder and the candidate; and
(8)
a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

To be timely, the submission of a candidate for director by a stockholder must be received by the Corporate Secretary at least 180 days prior to the anniversary date of the proxy statement relating to the preceding year's annual meeting of stockholders.

Process for Identifying and Evaluating Nominees

The process that the Nominating and Corporate Governance Committee follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows.

Identification.    For purposes of identifying nominees for the Board of Directors, the Nominating and Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the communities served by Territorial Savings Bank. The Nominating and Corporate Governance Committee will also consider director candidates recommended by stockholders in accordance with the policy and procedures set forth above. The Nominating and Corporate Governance Committee has not previously used an independent search firm to identify nominees.

Evaluation.    In evaluating potential nominees, the Nominating and Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under certain criteria, which are described below. If such individual fulfills these criteria, the

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Nominating and Corporate Governance Committee will conduct a check of the individual's background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board of Directors.

Qualifications

The Nominating and Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in the Company's Bylaws, which include the following.

  ▶
  A person is not qualified to serve as director if he or she: (1) is under indictment for, or has ever been convicted of, a criminal offense involving dishonesty or breach of trust and the penalty for such offense could be imprisonment for more than one year, (2) is a person against whom a banking agency has, within the past ten years, issued a cease and desist order for conduct involving dishonesty or breach of trust and that order is final and not subject to appeal, or (3) has been found either by a regulatory agency whose decision is final and not subject to appeal or by a court to have (i) breached a fiduciary duty involving personal profit, or (ii) committed a willful violation of any law, rule, or regulation governing banking, securities, commodities, or insurance, or any final cease and desist order issued by a banking, securities, commodities, or insurance regulatory agency.

  ▶
  No person may serve on the Board of Directors and at the same time be a director or officer of another cooperative bank, credit union, savings bank, savings and loan association, trust company, bank holding company, or banking association (in each case whether chartered by a state, the federal government, or any other jurisdiction) that engages in business activities in the same market area as the Company or any of its subsidiaries.

A candidate also must meet any qualification requirements set forth in any Board or Committee governing documents.

Selection Considerations

If the candidate is deemed eligible for election to the Board of Directors, the Committee will consider the following criteria in selecting nominees, as described in more detail in the Committee's Criteria for Director Nominees (which is available on our website):

  ▶
  contribution to board;

  ▶
  experience;

  ▶
  familiarity with and participation in local community;

  ▶
  integrity;

  ▶
  stockholder interests and dedication; and

  ▶
  independence.

The Committee will also consider any other factors it deems relevant to a candidate's nomination, including the extent to which the candidate helps the Board of Directors reflect the diversity of the Company's stockholders, employees, customers and communities. The Committee also may consider the current composition and size of the Board of Directors, the balance of management and independent directors, and the need for audit committee expertise.

The Committee may weight the foregoing criteria differently in different situations, depending on the composition of the Board of Directors at the time. The Committee will maintain at least one director who

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meets the definition of "audit committee financial expert" under Securities and Exchange Commission regulations.

With respect to nominating an existing director for reelection to the Board of Directors, the Nominating and Corporate Governance Committee will consider and review an existing director's board and committee attendance and performance; length of board service; experience, skills, and contributions that the existing director brings to the board; and independence.

Majority Voting Policy

The Board of Directors has adopted a majority voting policy (the "Policy"), which shall be utilized for the election of any director at any meeting of stockholders for uncontested elections and shall not be applicable for contested elections. For the purpose of the Policy, an "uncontested election" shall mean an election of directors where the only director nominees are those individuals recommended by the Board of Directors of the Company.

Pursuant to the Policy, any incumbent director nominee in an uncontested election who receives a greater number of votes "WITHHELD" than votes cast "FOR" at the stockholders meeting shall promptly tender his or her proposed resignation following certification of the stockholder vote.

The Nominating and Corporate Governance Committee will promptly consider the resignation and will recommend to the Board of Directors whether to accept the resignation or to take other action, including rejecting the resignation and addressing any apparent underlying causes of the failure of the director to obtain a majority of votes "FOR" such nominee. When considering the resignation and making its recommendation, the Nominating and Corporate Governance Committee will consider all factors deemed relevant by its members including, without limitation, the underlying reasons for the stockholder's WITHHELD votes for the director (to the extent ascertainable), the length of service and qualifications of the director, the director's contributions to the Company, whether the acceptance or rejection of the resignation will have any adverse affect on the Company's compliance with any applicable law, rule, regulation or governing document, to determine whether the acceptance of the resignation is in the best interests of the Company and its stockholders.

The Board of Directors will act on the Nominating and Corporate Governance Committee's recommendation no later than at its first regularly scheduled meeting following certification of the stockholder vote, but in any case, no later than 90 days following the certification of the stockholder vote.

If a majority of the members of the Nominating and Corporate Governance Committee are required to tender a resignation at the same election, then the other independent directors will appoint a special board committee amongst themselves solely for the purpose of considering the resignations and will recommend to the Board whether to accept, reject or take other action as to the resignations.

Submission of Business Proposals and Stockholder Nominations

The Company must receive proposals that stockholders seek to include in the proxy statement for the Company's next annual meeting no later than December 18, 2019. If next year's annual meeting is held on a date more than 30 calendar days from May 16, 2020, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company's Bylaws generally provide that any stockholder desiring to make a proposal for new business at an annual meeting of stockholders or to nominate one or more candidates for election as directors must submit written notice filed with the Secretary of the Company not less than 80 days nor more than 90 days

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prior to any such annual meeting; provided, however, that if less than 90 days' notice or prior public disclosure of the date of the annual meeting is given to stockholders, such written notice shall be delivered or mailed to and received by the Secretary of the Corporation at the principal executive office of the Corporation not later than the tenth day following the day on which notice of the meeting was mailed to stockholders or such public disclosure was made. The 2020 annual meeting of stockholders is expected to be held May 14, 2020. For the 2020 annual meeting of stockholders, the notice would have to be received between February 14, 2020 and February 24, 2020. The stockholder must also provide certain information in the notice, as set forth in the Company's Bylaws. Failure to comply with these advance notice requirements will preclude such nominations or new business from being considered at the meeting.

Nothing in this proxy statement or our Bylaws shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

Stockholder Communications

The Company encourages stockholder communications to the Board of Directors and/or individual directors. All communications from stockholders should be addressed to: Board of Directors, Territorial Bancorp Inc., P.O. Box 135040, Honolulu, Hawaii 96801. Communications to individual directors should be sent to such director at the Company's address. The letter should indicate that the author is a stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, the Corporate Secretary will:

  ▶
  forward the communication to the director or directors to whom it is addressed;

  ▶
  attempt to handle the inquiry directly (for example, where it is a request for information about the Company or a stock-related matter); or

  ▶
  not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal, or otherwise inappropriate.

At each Board meeting, the Corporate Secretary will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

Miscellaneous

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. Additionally, directors, officers, and other employees of the Company may solicit proxies personally or by telephone without receiving additional compensation. The Company has retained Laurel Hill Advisory Group, LLC to assist the Company in soliciting proxies, and has agreed to pay Laurel Hill Advisory Group, LLC a fee of $7,500.00 plus out-of-pocket expenses and charges for telephone calls made and received in connection with the solicitation.

The Company's Annual Report to Stockholders has been included with this proxy statement. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference into this proxy statement.

If you and others who share your address own your shares in "street name," your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if a stockholder residing at

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such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in "street name" and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating, and promptly returning the enclosed proxy card in the enclosed envelope.

Important Notice Regarding the Availability of Proxy Materials

The Company's Proxy Statement, the Notice of the Annual Meeting of Stockholders, and the 2018 Annual Report to Stockholders are each available on the Internet at www.proxyvote.com.

BY ORDER OF THE BOARD OF DIRECTORS

Vernon Hirata Corporate Secretary

Honolulu, Hawaii
April 16, 2019

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TERRITORIAL BANCORP INC.

2019 Equity Incentive Plan

ARTICLE 1 — GENERAL

Section 1.1    Purpose, Effective Date and Term.    The purpose of the Territorial Bancorp Inc. 2019 Equity Incentive Plan (the "Plan") is to promote the long-term financial success of Territorial Bancorp Inc. (the "Company"), and its Subsidiaries, including Territorial Savings Bank (the "Bank"), by providing a means to attract, retain and reward individuals who contribute to that success and to further align their interests with those of the Company's stockholders through the ownership of additional common stock of the Company and/or through compensation tied to the value of the Company's common stock. The "Effective Date" of the Plan shall be the date on which the Plan satisfies the applicable stockholder approval requirements. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary date of the Effective Date. Upon stockholder approval of this Plan, no further awards shall be granted under the Territorial Bancorp Inc. 2010 Equity Incentive Plan (the "2010 Equity Plan"), which shall remain in existence solely for the purpose of administering outstanding grants.

Section 1.2    Administration.    The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors in accordance with Section 5.1.

Section 1.3    Participation.    Each individual who is granted and holds an Award in accordance with the terms of the Plan shall be a Participant in the Plan (a "Participant"). The grant of Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4    Definitions.    Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 — AWARDS

Section 2.1    General.    Any Award under the Plan may be granted singularly or in combination with another Award or other Awards. Each Award under the Plan shall be subject to the terms and conditions of the Plan and any additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to the Award and as evidenced in an Award Agreement. In the event of a conflict between the terms of an Award Agreement and the Plan, the terms of the Plan will control. Subject to the provisions of Section 2.2(d), an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or any Subsidiary, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include Stock Options, Stock Appreciation Rights, Restricted Stock and Restricted Stock Units and any Award may be granted as a Performance Award.

Section 2.2    Stock Options and Stock Appreciation Rights.    A Stock Option means a grant that represents the right to purchase shares of Stock at an established Exercise Price. A Stock Appreciation Right (or "SAR") means the right to receive, in shares of Stock, an amount equal to or based upon the excess of: (i) the Fair Market Value of a share of Stock at the time of exercise; over (ii) the Exercise Price.

(a)    Grant of Stock Options and SARs.    Each Stock Option or SAR shall be evidenced by an Award Agreement that specifies (i) the number of shares of Stock covered by the Stock Option or SAR; (ii) the date of grant of the Stock Option or SAR and the Exercise Price; (iii) the vesting period or conditions to vesting or exercisability (whether time- and/or performance-based); and (iv) any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant's employment or Service, as the

    2019 Proxy Statement    A-1

Committee may, in its discretion, prescribe. Any Stock Option may be either an Incentive Stock Option that is intended to satisfy the requirements applicable to an "Incentive Stock Option" described in Code Section 422(b), or a Non-Qualified Option that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the day immediately prior to the ten-year anniversary of the Effective Date or the date the Plan is approved by the Board of Directors, whichever is earlier; or (ii) to a non-Employee. Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify it from ISO treatment, so that it becomes a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b)    Other Terms and Conditions.    A Stock Option or SAR shall be exercisable in accordance with its terms and conditions and during the periods established by the Committee. In no event, however, shall a Stock Option or SAR expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to a 10% Stockholder). The Exercise Price of each Stock Option or SAR shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options or SARs granted or exchanged in replacement of existing Awards held by an employee or director of an acquired entity. The payment of the Exercise Price shall be by cash or, subject to limitations imposed by applicable law, by any other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option or SAR and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from the exercise; (iii) by a net settlement of the Stock Option or SAR, using a portion of the shares obtained on exercise in payment of the Exercise Price (and if applicable, any tax withholding); (iv) by personal, certified or cashier's check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option or SAR shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.

(c)    Prohibition of Cash Buy-Outs of Underwater Stock Options or SARs.    Under no circumstances will any underwater Stock Option or SAR (i.e. a Stock Option or SAR with an Exercise Price at that time that is greater than the Fair Market Value of Stock) that was granted under the Plan be bought back by the Company without stockholder approval.

(d)    Prohibition Against Repricing.    Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company's stockholders, neither the Committee nor the Board of Directors shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option or SAR previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Award's in-the-money value or in exchange for Options or other Awards) or replacement grants, or other means.

Section 2.3    Restricted Stock.

(a)    Grant of Restricted Stock.    A Restricted Stock Award means a grant of a share of Stock for no consideration or such minimum consideration as may be required by applicable law, subject to a vesting schedule or the satisfaction of market conditions or performance conditions. Each Restricted Stock Award shall be evidenced by an Award Agreement that specifies (i) the number of shares of Stock covered by the

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Restricted Stock Award; (ii) the date of grant of the Restricted Stock Award; (iii) the vesting period (whether time- and/or performance-based); and (iv) any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant's employment or Service. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Committee, shall be either (x) registered in the name of the Participant and held by or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

  The Stock evidenced hereby is subject to the terms of an Award Agreement with Territorial Bancorp Inc. dated [date], made pursuant to the terms of the Territorial Bancorp Inc. 2019 Equity Incentive Plan, copies of which are on file at the executive offices of Territorial Bancorp Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of the Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of the Award. In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants' ownership of the Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b)    Terms and Conditions.    Each Restricted Stock Award shall be subject to the following terms and conditions:

  (i)    Dividends.    Unless the Committee determines otherwise, cash dividends or distributions, if any, declared with respect to shares of Stock subject to a Restricted Stock Award shall be retained by the Company and only distributed to a Participant within thirty (30) days after the vesting date of the underlying Restricted Stock Award. If the underlying Stock does not vest, the dividends held by the Company with respect to the Stock shall be forfeited by the Participant. No dividends shall be paid with respect to a Restricted Stock Awards subject to performance-based vesting conditions unless and until the Participant vests in the Restricted Stock Award. Upon the vesting of Restricted Stock granted as a Performance Award, any dividends declared but not paid to the Participant during the vesting period shall be paid within thirty (30) days following the vesting date. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award, whether or not performance-based, shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which the dividends were derived.

  (ii)    Voting Rights.    Unless the Committee determines otherwise, a Participant shall have voting rights related to the unvested, non-forfeited Restricted Stock and the voting rights may be exercised by the Participant.

  (iii)    Tender Offers and Merger Elections.    Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. The direction for any the shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or the other person who shall be independent of the Company, as the Committee shall designate in the direction (if the Participant is not the a beneficial owner), a written direction in the form and

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  manner prescribed by the Committee. If no direction is given, then the shares of Restricted Stock shall not be tendered.

Section 2.4    Restricted Stock Units.

(a)    Grant of Restricted Stock Unit Awards.    A Restricted Stock Unit means an Award denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant. A Restricted Stock Unit is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock, provided, however, that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash based on the Fair Market Value of a share of the Stock multiplied by the number of Restricted Stock Units being settled, or a combination of shares of Stock and cash. Each Restricted Stock Unit shall be evidenced by an Award Agreement that specifies (i) the number of Restricted Stock Units covered by the Award; (ii) the date of grant of the Restricted Stock Units; (iii) the Restriction Period and the vesting period (whether time- and/or performance-based); (iv) any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant's employment or Services.

(b)    Other Terms and Conditions.    Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

  (i)    The Committee shall impose any other conditions and/or restrictions on any Restricted Stock Unit Award as it may deem advisable, including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures, restrictions under applicable laws or under the requirements of any Exchange or market upon which shares of Stock may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of Restricted Stock Units.

  (ii)    The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has determined that the performance goals have been satisfied.

  (iii)   Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Unit for which the Participant's continued Service is required (the "Restriction Period"), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

  (iv)   A Participant shall have no voting rights with respect to any Restricted Stock Units. No dividends shall be paid on Restricted Stock Units. In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be assigned to Restricted Stock Units. A Dividend Equivalent Right, if one, shall be paid at the same time as the shares of Stock or cash subject to the Restricted Stock Unit are distributed to the Participant and is otherwise subject to the same rights and restrictions as the underlying Restricted Stock Unit.

Section 2.5    Vesting of Awards.    The Committee shall specify the vesting schedule or conditions of each Award. If the right to become vested in an Award (including the right to exercise a Stock Option or SAR) is conditioned on the completion of a specified period of Service, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by

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the Plan, the Committee (subject to the limitations set forth in this Section 2.5) or as set forth in the Award Agreement. The Committee shall also specify the vesting schedule or conditions of any Performance Award.

Section 2.6    Deferred Compensation.    If any Award would be considered "deferred compensation" as defined under Code Section 409A ("Deferred Compensation"), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant's acceptance of any Award under the Plan constitutes acknowledgement and consent to the rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if the discretionary authority would contravene Code Section 409A.

Section 2.7.    Effect of Termination of Service on Awards.    The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the reason(s) for the Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and/or a Subsidiary and the Participant or as set forth in an employment or severance agreement entered into by and between the Company and/or a Subsidiary and the Participant, the following provisions shall apply to each Award granted under this Plan:

(a)    Upon a Participant's Termination of Service for any reason other than due to Disability, Death, Retirement or for Cause, Stock Options and SARs shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination, and the Stock Options or SARs may be exercised only for a period of three (3) months following termination and any Restricted Stock Award or Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b)   In the event of a Termination of Service for Cause, all Stock Options and SARS granted to a Participant that have not been exercised and all Restricted Stock Awards and Restricted Stock Units granted to a Participant that have not vested shall expire and be forfeited.

(c)   Upon Termination of Service for reason of Disability or Death, any Service-based Stock Options or SARs shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Service-based Restricted Stock Awards and Restricted Stock Units shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Upon Termination of Service for reason of Disability or Death, any Awards that vest based on the achievement of performance targets shall vest, pro-rata, by multiplying (i) the number of Awards that would be obtained based on achievement at target (or if actual achievement of the performance measures is greater than the target level, at such actual achievement level) as of the date of Disability or Death, by (ii) a fraction, the numerator of which is the number of whole months the Participant was in Service during the performance period and the denominator of which is the number of months in the performance period. Stock Options and SARs may be exercised for a period of one year following a Termination of Service due to Death or Disability; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event the Stock Option is exercised more than one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee's death must have occurred while employed or within three months of Termination of Service. In the event of Termination of Service due to Retirement, a Participant's vested Stock Options or SARs shall be exercisable for one year following Termination of Service. No Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement and any Stock Option or SAR, Restricted Stock Award or Restricted

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Stock Unit that has not vested as of the date of Termination of Service due to Retirement shall expire and be forfeited.

(d)   Notwithstanding anything herein to the contrary, no Stock Option or SAR shall be exercisable beyond the last day of the original term of the Stock Option or SAR.

(e)   Notwithstanding the provisions of this Section 2.7, the effect of a Change in Control on the vesting/exercisability of Stock Options, SARs, Restricted Stock Awards and Restricted Stock Units is as set forth in Article 4.

Section 2.8.    Holding Period for Vested Awards.    As a condition of receipt of an Award, the Award Agreement may require a Participant to agree to hold a vested Award or Stock received upon exercise of a Stock Option or SARs for some period of time. The foregoing limitation shall not apply to the extent that an Award vests due to Death, Disability or Involuntary Termination or following a Change in Control, or to the extent that (i) a Participant directs the Company to withhold or the Company elects to withhold shares of Stock with respect to the vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the amount required to be withheld or (ii) a Participant exercises a Stock Option or SAR by a net settlement, and in the case of (i) and (ii) herein, only to the extent of the shares withheld for tax purposes or for purposes of the net settlement.

ARTICLE 3 — SHARES SUBJECT TO PLAN

Section 3.1    Available Shares.    The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

Section 3.2    Share Limitations.

(a)    Share Reserve.    The maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to (i) 150,000 shares of Stock, subject to adjustment as provided herein. The aggregate number of shares available for grant under this Plan from the share reserve and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4. As of the Effective Date, no further grants will be made under the 2010 Equity Plan.

(b)    Computation of Shares Available.    For purposes of this Section 3.2 and in connection with the granting of a Stock Option, SAR, Restricted Stock or Restricted Stock Units, the number of shares of Stock available for the grant of additional Stock Options, SARs, Restricted Stock Awards or Restricted Stock Units shall be reduced by the number of shares of Stock previously granted, subject to the following. To the extent any shares of Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option or SAR is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent: (i) a Stock Option or SAR is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price; (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder; or (iii) shares are withheld to satisfy the Exercise Price of Stock Options or SARs in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options or SARs exercised rather than by the net number of shares of Stock issued.

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Section 3.3    Limitations on Grants to Individuals.

(a)    Limitation on Grants to Employees — Restricted Stock and RSUs.    The maximum number of Awards, in the aggregate, of Restricted Stock and Restricted Stock Units, whether vesting subject to the passage of time or subject to achievement of performance-based conditions over a specified period that may be granted to any one Employee pursuant to this Plan and all other equity incentive plans maintained by the Company for any calendar year shall not exceed 30,000 shares and shall not have a fair value as of the date of grant exceeding $1,000,000.

(b)    Limitation on Grants to Employees — Stock Options and SARs.    The maximum number of Awards, in the aggregate, of Stock Options and SARs, whether vesting subject to the passage of time or subject to achievement of performance-based conditions over a specified period that may be granted to any one Employee pursuant to this Plan and all other equity incentive plans maintained by the Company for any calendar year shall not exceed 60,000 shares and shall not have a fair value as of the date of grant exceeding $1,000,000.

(c)    Limitation on Compensation to Non-Employee Directors.    The sum of the grant date fair value of equity-based awards under the Plan, including Stock Options, SARs, Restricted Stock and Restricted Stock Units, plus the amount of any cash-based compensation paid to a non-Employee Director, may not exceed $350,000.

Section 3.4    Corporate Transactions.

(a)    General.    In the event any recapitalization, reclassification, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or increase or decrease in the number of shares of Stock without consideration, or similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of: (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, SARs, Restricted Stock Awards and Restricted Stock Units in the aggregate to all Participants and individually to any one Participant; (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, SARs, Restricted Stock Awards and Restricted Stock Units; and (iii) the Exercise Price. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, SARs, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of Stock Options, SARs, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, SARs, Restricted Stock Awards and Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

(b)    Merger in which Company is Not Surviving Entity.    In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, any Stock Options and SARs granted under the Plan which remain outstanding shall be converted into Stock Options and SARs to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options and SARs under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger. Similarly, any Restricted Stock or

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Restricted Stock Units which remain outstanding shall be assumed by and become Restricted Stock and/or Restricted Stock Units of the business entity which survives the merger, consolidation or other business reorganization. In the event the acquiring entity fails or refuses to assume the Company's outstanding Awards, any Service-based Awards shall vest immediately at or immediately prior to the effective time of such merger, consolidation or other business reorganization. Any Awards subject to performance-based vesting conditions shall vest in the same manner as required under Section 4.1(c) hereof at the time of such merger, consolidation or other business reorganization, as if the holder thereof incurred an Involuntary Termination of Service on such date. Unless another treatment is specified in the documents governing such merger, consolidation or other business organization, in the case of vested Restricted Stock or Restricted Stock Units, holders thereof shall receive on the effective date of the transaction, the same value as received by a holder of a share of the Company's Stock, multiplied by the number of Restricted Stock or Restricted Stock Units held, and in the case of a holder of Stock Options and/or SARs, the holder shall receive the difference, in cash, between the aggregate Exercise Price of such holder's outstanding Stock Options and/or SARs and the value exchanged for outstanding shares of the Company's Stock in such merger, consolidation or other business reorganization.

Section 3.5    Delivery of Shares.    Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)    Compliance with Applicable Laws.    Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless the delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

(b)    Certificates.    To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.

ARTICLE 4 — CHANGE IN CONTROL

Section 4.1    Consequence of a Change in Control.    Subject to the provisions of Section 2.5 (relating to vesting and acceleration) and Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan:

(a)    At the time of an Involuntary Termination following a Change in Control, all service-based Stock Options and SARs then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option or SARs). All Stock Options or SARs may be exercised for a period of one year following the Participant's Involuntary Termination, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following a termination of employment.

(b)   At the time of an Involuntary Termination following a Change in Control, all Service-based Awards of Restricted Stock and Restricted Stock Units shall become fully earned and vested immediately.

(c)   In the event of an Involuntary Termination following a Change in Control, a prorated portion of any Performance Awards will vest based on actual performance measured on the most recent completed fiscal quarter. If actual performance cannot be determined, a prorated portion of the Performance Awards will vest at the target performance level. The pro-rata portion will be calculated based on a number of months worked during the performance period as a percentage of the total performance period.

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Section 4.2    Definition of Change in Control.    For purposes of this Agreement, the term "Change in Control" shall mean the consummation by the Company or the Bank, in a single transaction or series of related transactions, of any of the following:

(a)    Merger:    The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

(b)    Acquisition of Significant Share Ownership:    There is filed, or is required to be filed, a report on Schedule 13D or another form or schedule (other than a Schedule 13G) required under Section 13(d) or 14(d) of the Exchange Act, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company's or Bank's voting securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company's or the Bank's voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding Voting Securities;

(c)    Change in Board Composition:    During any period of two consecutive years, individuals who constitute the Company's or the Bank's board of directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company's or the Bank's board of directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board of directors (or first nominated by the board of directors for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period or who is appointed as a director as a result of a directive, supervisory agreement or order issued by the primary federal regulator of the Company or the Bank or by the Federal Deposit Insurance Corporation shall be deemed to have also been a director at the beginning of such period; or

(d)    Sale of Assets:    The Company or the Bank sells to a third party all or substantially all of its assets.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired beneficial ownership of more than the permitted amount of the then outstanding Stock or Voting Securities as a result of a change in the number of shares of Stock or Voting Securities then outstanding, which thereby increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur. In the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to the Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 — COMMITTEE

Section 5.1    Administration.    The Plan shall be administered by the Compensation Committee of the Board of Directors. If the Committee consists of fewer than three Disinterested Board Members, then the Board of Directors shall appoint to the Committee additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the Exchange Act. The Board of Directors (or if necessary to maintain compliance with the applicable listing

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standards, those members of the Board of Directors who are "independent directors" under the corporate governance statutes or rules of any national Exchange on which the Company lists, has listed or seeks to list its securities) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2    Powers of Committee.    The administration of the Plan by the Committee shall be subject to the following:

(a)    the Committee will have the authority and discretion to select those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, features (including automatic exercise in accordance with Section 7.18), performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6), to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award; provided, however, that the Committee shall not exercise its discretion to accelerate an Award within the first year following the date of grant, or to extend the time period to exercise a Stock Option or SAR, provided that the extension is consistent with Code Section 409A.

(b)   The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)   The Committee will have the authority to define terms not otherwise defined herein.

(d)   In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

(e)   The Committee will have the authority to: (i) suspend a Participant's right to exercise a Stock Option or SAR during a blackout period (or similar restricted period) or to exercise in a particular manner (i.e., such as a "cashless exercise" or "broker-assisted exercise") to the extent that the Committee deems it necessary or in the best interests of the Company in order to comply with the securities laws and regulations issued by the SEC (the "Blackout Period"); and (ii) to extend the period to exercise a Stock Option or SAR by a period of time equal to the Blackout Period, provided that such extension does not violate Section 409A of the Code, the Incentive Stock Option requirements or applicable laws and regulations.

Section 5.3    Delegation by Committee.    Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board of Directors who are not "non-employee directors," within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (b) delegating to a committee of one or more members of the Board of Directors who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any national securities exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4    Information to be Furnished to Committee.    As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with data and information it determines may be

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required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant's employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5    Committee Action.    The Committee shall hold meetings, and may make administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee, including interpretations of provisions of the Plan, shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 — AMENDMENT AND TERMINATION

Section 6.1    General.    The Board of Directors may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Sections 2.6, 3.4 and 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option or SAR, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award prior to the date the amendment is adopted by the Board of Directors; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment is approved by the Company's stockholders.

Section 6.2    Amendment to Conform to Law and Accounting Changes.    Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of: (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A); or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 — GENERAL TERMS

Section 7.1    No Implied Rights.

(a)    No Rights to Specific Assets.    Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured

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by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)    No Contractual Right to Employment or Future Awards.    The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless the right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c)    No Rights as a Stockholder.    Except as otherwise provided in the Plan or in the Award Agreement, no Award shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2    Transferability.    Except as otherwise so provided by the Committee, Stock Options and SARs under the Plan are not transferable except: (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option or SAR while held in trust; or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Awards of Restricted Stock shall not be transferable prior to the time that such Awards vest in the Participant. A Restricted Stock Unit Award is not transferable, except in the event of Death, prior to the time that the Restricted Stock Unit Award vests and is earned and the property in which the Restricted Stock Unit is denominated is distributed to the Participant or the Participant's Beneficiary.

Section 7.3    Designation of Beneficiaries.    A Participant may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation. Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4    Non-Exclusivity.    Neither the adoption of this Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board of Directors or the Committee to adopt other incentive arrangements as may deemed desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units or Stock Options or SARs and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5    Eligibility for Form and Time of Elections/Notification Under Code Section 83(b).    Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making

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this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service or as otherwise required by the Committee. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.6    Evidence.    Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.7    Tax Withholding.    Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require the Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to the vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the amount required for federal, state and local tax withholding by: (i) with respect to a Stock Option or SAR, reducing the number of shares of Stock subject to the Stock Option or SAR (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock Awards and Restricted Stock Units, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the amount of required tax withholding. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under FASB ASC Topic 718 is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to tax withholding requirements.

Section 7.8    Action by Company or Subsidiary.    Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the board of directors (including a committee of the board of directors) who are duly authorized to act for the board of directors, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or such Subsidiary.

Section 7.9    Successors.    All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of the successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.10    Indemnification.    To the fullest extent permitted by law and the Company's governing documents, each person who is or shall have been a member of the Committee, or of the Board of Directors, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys' fees) that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his own behalf, unless such loss, cost, liability, or expense is a result of his own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of

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any other rights of indemnification to which such persons may be entitled under the Company's charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking, by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.

Section 7.11    No Fractional Shares.    Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award Agreement. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether the fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.12    Governing Law.    The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Maryland without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the State of Hawaii, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award, each Participant and any other person claiming any rights under the Plan agrees to submit himself and any legal action that brought with respect to the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.13    Benefits Under Other Plans.    Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, non-qualified plan or other benefit plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant's benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant's employer. The term "Qualified Retirement Plan" means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.14    Validity.    If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts of the Plan, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.15    Notice.    Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Notices, demands, claims and other communications shall be deemed given:

(a)    in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)   in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail; or

(c)   in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be

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directed to the attention of the Company's Corporate Secretary, unless otherwise provided in the Award Agreement.

Section 7.16    Forfeiture Events.    The Committee may specify in an Award Agreement that the Participant's rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, termination of employment for Cause, termination of the Participant's provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

Section 7.17    Awards Subject to Clawback.    (a)    If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, and the automatic forfeiture provisions under Section 304 of the Sarbanes-Oxley Act of 2002 apply as a result, any Participant who was an executive officer of the Company at the time of grant or at the time of restatement shall be subject to "clawback" as if such person was subject to Section 304 of the Sarbanes-Oxley Act of 2002.

(b)   Awards granted hereunder are subject to any Clawback Policy that may be adopted by the Company from time to time, whether pursuant to the provisions of Section 954 of the Dodd-Frank Act, implementing regulations thereunder, or otherwise

Section 7.18    Automatic Exercise.    In the sole discretion of the Committee exercised in accordance with Section 5.2(a), any Stock Options or SARs that are exercisable but unexercised as of the day immediately before the tenth anniversary of the date of grant may be automatically exercised, in accordance with procedures established for this purpose by the Committee, but only if the Exercise Price is less than the Fair Market Value of a share of Stock on that date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the Exercise Price and any applicable tax withholding requirements. Payment of the Exercise Price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option SAR whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the Exercise Price and any applicable tax withholding.

Section 7.19    Regulatory Requirements.    The grant and settlement of Awards shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

ARTICLE 8 — DEFINED TERMS; CONSTRUCTION

Section 8.1    In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a)    "10% Stockholder" means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

(b)   "Award" means any Stock Option, SAR, Restricted Stock Award or Restricted Stock Unit or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

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(c)   "Award Agreement" means the document (in whatever medium prescribed by the Committee and whether or not a signature is required or provided by a Patrticipant) that evidences the terms and conditions of an Award. A copy of the Award Agreement shall be provided (or made available electronically) to each Participant.

(d)   "Board of Directors" means the Board of Directors of the Company.

(e)   If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for "Cause," then, for purposes of this Plan, the term "Cause" shall have meaning set forth in such agreement. In the absence of such a definition, "Cause" means termination because of a Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, material breach of the Bank's Code of Ethics, material violation of the Sarbanes-Oxley requirements for officers of public companies that in the reasonable opinion of the Chief Executive Officer of the Bank or the Board of Directors will likely cause substantial financial harm or substantial injury to the reputation of the Bank or the Company, willfully engaging in actions that in the reasonable opinion of the Board of Directors will likely cause substantial financial harm or substantial injury to the business reputation of the Bank or the Company, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than routine traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the contract.

(f)    "Change in Control" has the meaning ascribed to it in Section 4.2.

(g)   "Code" means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h)   "Director" means a member of the Board of Directors or of a board of directors of a Subsidiary.

(i)    If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of "Disability" or "Disabled," then, for purposes of this Plan, the terms "Disability" or "Disabled" shall have meaning set forth in that agreement. In the absence of such a definition, "Disability" shall be defined in accordance with the Bank's long-term disability plan. In the absence of a long-term disability plan or to the extent that an Award is subject to Code Section 409A, "Disability" or "Disabled" shall mean that a Participant has been determined to be disabled by the Social Security Administration. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a Disability has occurred.

(j)    "Disinterested Board Member" means a member of the Board of Directors who: (i) is not a current Employee of the Company or a Subsidiary; (ii) is not a former employee of the Company or a Subsidiary who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (iii) has not been an officer of the Company or a Subsidiary; (iv) does not receive compensation from the Company or a Subsidiary, either directly or indirectly, for services as a consultant or in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (v) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.

(k)    "Dividend Equivalent Rights" means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or Stock, as applicable, equal to the amount of dividends paid on a share of the Company's Stock, as specified in the Award Agreement.

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(l)    "Employee" means any person employed by the Company or a Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(m)  "Exchange" means any national securities exchange on which the Stock may from time to time be listed or traded.

(n)   "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

(o)   "Exercise Price" means the price established with respect to a Stock Option or SAR pursuant to Section 2.2.

(p)   "Fair Market Value" on any date, means: (i) if the Stock is listed on an Exchange, the closing sales price on that Exchange or over such system on that date or, in the absence of reported sales on that date, the closing sales price on the immediately preceding date on which sales were reported; or (ii) if the Stock is not listed on a securities exchange, "Fair Market Value" shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Code Section 409A.

(q)   A termination of employment by an Employee Participant shall be deemed a termination of employment for "Good Reason" as a result of the Participant's resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:

  (i)    a material diminution in Participant's base compensation;

  (ii)    a material diminution in Participant's authority, duties or responsibilities;

  (iii)   a change in the geographic location at which Participant must perform his duties that is more than twenty-five (25) miles from the location of Participant's principal workplace on the date of this Agreement; or

  (iv)   in the event a Participant is a party to an employment, change in control, severance or similar agreement that provides a definition for "Good Reason" or a substantially similar term, then the occurrence of any event set forth in such definition.

(r)    "Immediate Family Member" means with respect to any Participant: (i) any of the Participant's children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant's household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) and (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) and (ii) above control more than fifty percent (50%) of the voting interests.

(s)    "Involuntary Termination" means the Termination of Service of a Participant by the Company or Subsidiary (other than termination for Cause) or termination of employment by an Employee Participant for Good Reason.

(t)    "Incentive Stock Option" or "ISO" has the meaning ascribed to it in Section 2.2.

(u)   "Non-Qualified Option" means the right to purchase shares of Stock that is either: (i) designated as a Non-Qualified Option, (ii) granted to a Participant who is not an Employee; or (iii) granted to an Employee, but does not satisfy the requirements of Code Section 422.

(v)    "Performance Award" means an Award that vests in whole or in part upon the achievement of one or more specified performance measures, as determined by the Committee. The conditions for grant or vesting

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and the other provisions of a Performance Award (including without limitation any applicable performance measures) need not be the same with respect to each recipient. A Performance Award shall vest, or as to Restricted Stock Units be settled, after the Committee has determined that the performance goals have been satisfied. Notwithstanding anything herein to the contrary, no Performance Award shall be granted under terms that will permit its accelerated vesting upon Retirement or other termination of Service (other than Death or Disability or upon Involuntary Termination following a Change in Control). Notwithstanding anything to the contrary herein, in the sole discretion of the Committee exercised at the time of grant of a Performance Award, in the event of Retirement of a Participant during the performance period, the Award Agreement may provide for the vesting of all or a portion of the Award, so long as the vesting is not accelerated but shall occur at the end of the performance period.

Performance measures can include, but are not limited to: book value or tangible book value per share; basic earnings per share (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; or earnings per share); basic cash earnings per share; diluted earnings per share; return on assets; cash return on assets; return on equity; cash return on equity; return on tangible equity; cash return on tangible equity; net income or net income before taxes; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; operating efficiency ratio; financial return ratios; core earnings, capital; increase in revenue; total stockholder return; total shareholder return including special dividends; net operating income, operating income; net interest margin or net interest rate spread; cash flow; cash earnings; stock price; assets, growth in assets, loans or deposits, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, loan production volume, non-performing loans, deposits or assets; non-performing asset ratio; regulatory compliance or safety and soundness; achievement of balance sheet or income statement objectives and strategic business objectives, or any combination of these or other measures.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent the exclusion is set forth in the Award Agreement and identified in the audited financial statements of the Company, including footnotes, or in the Management's Discussion and Analysis section of the Company's annual report or in the Compensation Discussion and Analysis Section, if any, of the Company's annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) dividends declared on the Company's stock; (iv) changes in tax or accounting principles, regulations or laws; or (v) expenses incurred in connection with a merger, branch acquisition or similar transaction. Subject to the preceding sentence, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. Notwithstanding anything to the contrary herein, performance measures relating to any Award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its

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sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

(w)  "Restricted Stock" or "Restricted Stock Award" has the meaning ascribed to it in Section 2.3(a).

(x)    "Restricted Stock Unit" has the meaning ascribed to it in Section 2.4(a).

(y)    "Restriction Period" has the meaning set forth in Section 2.4(b)(iii).

(z)   "Retirement" means, unless otherwise specified in an Award Agreement, retirement from employment or service on or after the attainment of age 65. An Employee who is also a Director shall not be deemed to have terminated due to Retirement for purposes of vesting of Awards and exercise of Stock Options or SARs until both Service as an Employee and Service as a Director has ceased. A non-employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-employee Director has terminated Service on the board(s) of directors of the Company and any Subsidiary or affiliate in accordance with applicable company policy, following the provision of written notice to such board(s) of directors of the non-employee Director's intention to retire. A non-employee Director who continues in Service as a director emeritus or advisory director shall be deemed to be in Service of the Company or a Subsidiary for purposes of vesting of Awards and exercise of Stock Options or SARs.

(aa)  "SEC" means the United States Securities and Exchange Commission.

(bb) "Securities Act" means the Securities Act of 1933, as amended from time to time.

(cc) "Service" means service as an Employee or Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.

(dd) "Stock" means the common stock of the Company, $0.01 par value per share.

(ee) "Stock Appreciation Right or SAR" has the meaning ascribed to it in Section 2.2.

(ff)   "Stock Option" has the meaning ascribed to it in Section 2.2.

(gg) "Subsidiary" means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.

(hh) "Termination of Service" means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including a director emeritus or advisory director) of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

  (i)    The Participant's cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

  (ii)    The Participant's cessation as an Employee shall not be deemed to occur by reason of the Participant's being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant's Services, provided the leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following

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  the six month period. For purposes of this sub-section, to the extent applicable, an Employee's leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

  (iii)   If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of the transaction shall be treated as the Participant's Termination of Service caused by the Participant being discharged by the entity by which the Participant is employed or to which the Participant is providing Services.

  (iv)   Except to the extent Code Section 409A may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.6), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of "Separation from Service" as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a "Separation from Service" shall have occurred if the employer and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a "Specified Employee," as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, the payment or a portion of the payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant's Separation from Service.

  (v)    With respect to a Participant who is a Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.

(ii)    "Voting Securities" means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

Section 8.2    In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)    actions permitted under this Plan may be taken at any time and from time to time in the actor's reasonable discretion;

(b)   references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)   in computing periods from a specified date to a later specified date, the words "from" and "commencing on" (and the like) mean "from and including," and the words "to," "until" and "ending on" (and the like) mean "to, but excluding";

(d)   references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)   indications of time of day mean Hawaii Time;

(f)    "including" means "including, but not limited to";

A-20    2019 Proxy Statement

(g)   all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)   all words used in this Plan will be construed to be of the gender or number as the circumstances and context require;

(i)    the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)    any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)    all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

    2019 Proxy Statement    A-21

1132 Bishop Street, Suite 2200 Honolulu, Hawaii 96813 808.946.1400

TERRITORIAL BANCORP INC. ATTN: WALTER IDA P.O. BOX 135040 HONOLULU, HI 96801-5040

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 15, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ElECTRONIC DElIVERY Of fuTuRE PROXY MATERIAlS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 15, 2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY Mail

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK  BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E74201-P22811	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TERRITORIAL BANCORP INC.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote fOR the following:

1.	Election of Directors ☐	☐	☐

Nominees:

01) Kirk W. Caldwell 02) Jennifer Isobe 03) Francis E. Tanaka

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.					For	Against	Abstain

2.	The ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for the year ending December 31, 2019;				☐	☐	☐

3.	An advisory (non-binding) resolution to approve our executive compensation as described in the proxy statement;				☐	☐	☐

4.	The approval of the Territorial Bancorp Inc. 2019 Equity Incentive Plan; and				☐	☐	☐

To transact such other business as may properly come before the meeting and any adjournment or postponement thereof. The Board of Directors is not aware of any such other business at this time.

	Yes	No

Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally, but only one signature is required. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report/10-K Wrap are available at www.proxyvote.com.

E74202-P22811

TERRITORIAL BANCORP INC.

Annual Meeting of Stockholders

May 16, 2019 8:30 A.M.

This proxy is solicited by the Board of Directors

The undersigned hereby appoints the members of the official proxy committee of Territorial Bancorp Inc., or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders to be held at 8:30 a.m. local time on May 16, 2019, at 1132 Bishop Street, Suite 611, Honolulu, Hawaii 96813, and any adjournment or postponement thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4.

This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” proposals 1, 2, 3 and 4. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the proxy committee of the Board of Directors to vote (1) with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the meeting.

Continued and to be signed on reverse side